                                              Securities Act File No. __________

     As filed with the Securities and Exchange Commission on August 4, 2006

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No.                                             [ ]

     Post-Effective Amendment No.                                            [ ]

                         TRANSAMERICA IDEX MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716 (Address of Principal Executive Offices) (Zip Code)

                                 (727) 299-1800
                  (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                                  P.O. Box 9012
                            Clearwater, FL 33758-5068
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on September 3, 2006 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll Free) 1-888-233-4339

                                                          [September ____, 2006]

Dear Shareholder:

Your Board of Trustees ("Board") has called a special meeting of shareholders of TA IDEX Janus Growth (the "Acquired Fund") to be held on October 18, 2006 at 10:00 a.m. (Eastern time), as adjourned from time to time (the "Special Meeting"), at the offices of Transamerica IDEX Mutual Funds ("TA IDEX"), 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board has called the Special Meeting so that shareholders can vote on a proposed Plan of Reorganization ("Reorganization Plan") regarding the Acquired Fund, as discussed below.

The Board has approved the reorganization of the Acquired Fund into TA IDEX Transamerica Equity (the "Acquiring Fund"), another series of TA IDEX. Transamerica Fund Advisors, Inc. serves as investment adviser to both the Acquired and Acquiring Funds, and the Acquired Fund has an investment objective and policies that are similar in many respects to those of the Acquiring Fund.

After careful consideration, the Board unanimously approved this proposal with respect to the Acquired Fund and recommend that shareholders of the Acquired Fund vote "FOR" the proposal. Accordingly, you are asked to approve the proposed Reorganization Plan.

A Proxy Statement/Prospectus that describes the reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        ----------------------------------------
                                        John K. Carter
                                        President, Chief Executive Officer,
                                        General Counsel and Secretary

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll Free) 1-888-233-4339

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                              TA IDEX JANUS GROWTH
                         TO BE HELD ON OCTOBER 18, 2006

To the Shareholders:

The Board of Trustees of Transamerica IDEX Mutual Funds ("TA IDEX") has called a special meeting of shareholders of TA IDEX Janus Growth, a series of TA IDEX, to be held on October 18, 2006 at 10:00 a.m. (Eastern time) as adjourned from time to time (the "Special Meeting"), at the offices of TA IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716.

At the Special Meeting you will be asked to consider the following proposals:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of TA IDEX Janus Growth (the "Acquired Fund") by TA IDEX Transamerica Equity (the "Acquiring Fund"), a series of TA IDEX, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2. To transact such other business as may properly come before the Special Meeting.

Shareholders of record at the close of business on August 4, 2006 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to TA IDEX, or by voting in person at the Special Meeting.

                                        By Order of the Board of Trustees


                                        ----------------------------------------
                                        John K. Carter
                                        President, Chief Executive Officer,
                                        General Counsel and Secretary

[__________, 2006]

                                TABLE OF CONTENTS

Introduction...............................................................    1

Summary....................................................................    2
   The Proposed Reorganization.............................................    2
   Comparison of Investment Objectives, Principal Investment Strategies,
      Risks and Management of the Acquired and Acquiring Funds.............    3
   Comparison of Portfolio Characteristics.................................    5

Comparison of Fees and Expenses for Acquired and Acquiring Funds...........    6
   General Information.....................................................    6
   Operating Expenses......................................................    7

Management and Performance of the Acquiring Fund...........................    9
   The Investment Adviser and Sub-Adviser..................................    9
   Principal Investment Strategies.........................................    9
   Performance of the Acquiring Fund.......................................   10

Information about the Reorganization.......................................   11
   The Reorganization Plan.................................................   11
   Reasons for the Reorganization..........................................   11
   Tax Considerations......................................................   12
   Expenses of the Reorganization..........................................   12
   Board Considerations....................................................   12
   The Reorganization of TA IDEX Great Companies - America(SM) into
      the Acquiring Fund...................................................   13

Additional Information about the Funds.....................................   13
   Form of Organization....................................................   13
   Dividends and Other Distributions.......................................   13
   Disclosure of Portfolio Holdings........................................   13
   Capitalization of the Funds.............................................   14

General Information........................................................   14
   Investment Adviser, Administrator and Principal Underwriter.............   14
   Other Business..........................................................   14
   Shareholder Reports.....................................................   14
   Proxy Solicitation......................................................   14
   Shareholder Voting......................................................   15
   Vote Required...........................................................   15
   Shareholder Proposals...................................................   15
   Information about the Funds.............................................   16

More Information Regarding the Acquiring Fund..............................   17
   Investment Advisory Arrangements........................................   17
   Regulatory Proceedings..................................................   17
   Class A, B, C and T Shares..............................................   18

   Class I Shares..........................................................   31
   Pricing Of Shares.......................................................   26
   Distribution of Shares..................................................   31
   Other Distribution or Service Arrangements..............................   31
   Underwriting Agreement..................................................   32
   Distributions And Taxes.................................................   33

Financial Highlights for the Acquiring Fund................................   34

Index of Appendices........................................................   36

                           PROXY STATEMENT/PROSPECTUS

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll Free) 1-888-233-4339

                                  INTRODUCTION

At a meeting held on July 18-19, 2006, the Board of Trustees (the "Board") of Transamerica IDEX Mutual Funds ("TA IDEX") approved a Plan of Reorganization (the "Reorganization Plan") relating to the proposed reorganization of TA IDEX Janus Growth (the "Acquired Fund") into TA IDEX Transamerica Equity (the "Acquiring Fund") (collectively, the "Funds"), both of which are series of TA IDEX. This Proxy Statement/Prospectus provides you with information about this proposed reorganization.

If shareholders of the Acquired Fund approve the proposed reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of shares of the Acquiring Fund it receives in the Reorganization. You will receive Class A, B, C, I or T shares of the Acquiring Fund having an aggregate value equal to the aggregate value of that class of shares of the Acquired Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting of shareholders, to be held on October 18, 2006, at 10:00 a.m. (Eastern time), as adjourned from time to time ("Special Meeting"), at which shareholders of the Acquired Fund will vote on the Reorganization Plan through which the Reorganization will be accomplished. Because you, as a shareholder of the Acquired Fund, are being asked to approve a transaction that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund, whose investment objective is to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated [ ], 2006 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the TA IDEX Prospectus and Statement of Additional Information dated March 1, 2006, as supplemented, each of which is incorporated herein by reference and is available, without charge, by calling 1-888-233-4339 or by writing to the address above. The TA IDEX Janus Growth and TA IDEX Transamerica Equity annual reports dated October 31, 2005 and the semi-annual reports dated April 30, 2006 also are incorporated herein by reference.

You may also obtain proxy materials, reports and other information filed by TA IDEX from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE: [_________, 2006]

                                     SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the TA IDEX Prospectus dated March 1, 2006, as supplemented from time to time and the Reorganization Plan, a form of which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION

At a meeting held on July 18-19, 2006, the Board approved the Reorganization Plan with respect to each of the Funds. Subject to the approval of shareholders of the Acquired Fund, the Reorganization Plan provides for:

- the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

- the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

- the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

-    the complete liquidation of the Acquired Fund as a series of TA IDEX.

The Reorganization is expected to be effective immediately after the close of business on October 31, 2006, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the date of the Closing. The Reorganization is intended, among other things, to eliminate duplication of costs and other inefficiencies arising from having comparable mutual funds within the same family of funds, as well as to assist in achieving economies of scale. Neither the Acquired Fund nor the Acquiring Fund will bear any costs associated with the Reorganization. Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In the event that the shareholders of the Acquired Fund do not approve the Reorganization Plan, the Acquired Fund will continue to operate as a separate entity, and the Board will determine what further action, if any, to take (which could include liquidation of the Acquired Fund).

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION PLAN.

In considering whether to approve the Reorganization Plan, you should note that:

- The Acquired Fund has an investment objective, investment policies, and investment restrictions that are similar to the investment objective, investment policies, and investment restrictions of the Acquiring Fund.

- Both Acquired and Acquiring Funds offer Class A, B, C and I shares. Unlike the Acquired Fund, the Acquiring Fund does not currently issue Class T shares. However, the Acquiring Fund will start issuing and offering Class T shares in connection with the Reorganization.

- Despite some differences in investment strategies, to the extent both the Acquired Fund and the Acquiring Fund are equity funds that seek growth of capital, the proposed Reorganization Plan will reduce some overlap in the offerings of the fund family.

- The Funds have the same investment adviser, Transamerica Fund Advisors, Inc. ("TFAI"), which will continue to oversee the investment program of the Acquiring Fund and the performance of Transamerica Investment Management, LLC ("TIM"), the Acquiring Fund's sub-adviser, after consummation of the Reorganization.

- The share purchase, exchange and redemption provisions for each Fund are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Acquiring Fund."

- The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds should not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF THE ACQUIRED AND ACQUIRING FUNDS

The investment objectives, principal investment strategies, and risks of the Funds are similar in many respects. Each Fund is managed by the same investment adviser. The charts and summaries below describe important similarities and differences between the Funds. There can be no assurance that a Fund will achieve its stated objective.

                                          ACQUIRED FUND                             ACQUIRING FUND
OBJECTIVE                              Growth of capital.                    Maximizing long-term growth.
---------                   ----------------------------------------   ---------------------------------------
PRINCIPAL INVESTMENT        Investing in equity securities listed on   Investing at least 80% of fund assets
POLICIES                    national exchanges or on NASDAQ that       in a diversified portfolio of domestic
                            management believes have a good            common stocks. The sub-adviser buys
                            potential for capital growth, some of      securities of companies it believes
                            which may be of foreign issuers. The       have the defining features of premier
                            sub-adviser buys securities of companies   growth companies that are undervalued
                            it believes to have the greatest           in the stock market.
                            earnings growth potential, and searches
                            for companies it believes are trading at
                            reasonable prices relative to their
                            future earnings growth.

INVESTOR PROFILE            The Fund may be appropriate for            This Fund may be appropriate for
                            investors who want capital growth in a     long-term investors who have the
                            broadly diversified stock portfolio, and   perspective, patience and financial
                            who can tolerate significant               ability to take on above-average price
                            fluctuations in the value of their         volatility in pursuit of long-term
                            investment.                                capital growth.

INVESTMENT ADVISER AND          Transamerica Fund Advisors, Inc.           Transamerica Fund Advisors, Inc.
ADVISORY FEES
                            TFAI receives monthly compensation from    TFAI receives monthly compensation from
                            the Fund at the following annual rates     the Fund at the following annual rates
                            (as a specified percentage of the Fund's   (as a specified percentage of the
                            average daily net assets): 0.80% of the    Fund's average daily net assets): 0.75%
                            first $250 million; 0.77% of the next      of the first $500 million and 0.70% of
                            $500 million; 0.75% of the next 750        assets over $500 million. TFAI recently
                            million; 0.70% of the next $1.5 billion;   agreed, effective November 1, 2006, to
                            and 0.675% of assets over $3 billion.      reduce its fee to 0.65% of average
                            (For the fiscal year ended October 31,     daily net assets in excess of $2.5
                            2005, the Fund paid an advisory fee        billion, effective November 1, 2006.
                            equal to 0.79% of the Fund's average       (For the fiscal year ended October 31,
                            daily net assets.)                         2005, the Fund paid an advisory fee
                                                                       equal to 0.75% of the Fund's average
                                                                       daily net assets.)

SUB-ADVISER AND              Janus Capital Management LLC ("Janus")    Transamerica Investment Management, LLC
SUB-ADVISORY FEES              151 Detroit Street Denver, Colorado                     ("TIM")
                                           80206-4928                    1150 South Olive Street, Suite 2700
                                                                            Los Angeles, California 90015
                            Janus receives monthly compensation from
                            TFAI at the following annual rate (as a    TIM receives monthly compensation from
                            specified percentage of the Fund's         TFAI at the following annual rates (as
                            average daily net assets): 0.40% of the    a specified percentage of the Fund's
                            first $250 million; 0.35% of the next      average daily net assets): 0.35% of the
                            $500 million, 0.30% of the next 750        first $500 million and 0.30% of assets
                            million, 0.25% of the next $1.5 billion    over $500 million, less 50% of any
                            and 0.225% of assets over $3 billion,      amount reimbursed pursuant to the
                            less 50% of any amount reimbursed          Fund's expense limitation arrangements.
                            pursuant to the portfolio's expense        TIM recently agreed, effective November 1, 2006,
                            limitation arrangements.                   to reduce its sub-advisory fee to 0.25%
                                                                       of average daily net assets in excess
                                                                       of $2.5 billion, and to combine the Acquiring
                            In addition, Janus waives its monthly      Fund's assets with those of another
                            compensation by the following              mutual fund for purposes of calculating
                            percentages: 5% fee reduction on assets    the fee and applicable breakpoints.
                            between $1.5 billion and $3 billion,
                            7.5% fee reduction on assets between $3
                            billion and $5 billion, and 10% fee
                            reduction on assets over $5 billion.

                                          ACQUIRED FUND                             ACQUIRING FUND
                            ----------------------------------------   ---------------------------------------
PORTFOLIO MANAGER                         Edward Keely                              Gary U. Rolle

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES

                                          ACQUIRED FUND                             ACQUIRING FUND
                            ----------------------------------------   ---------------------------------------
        SIMILARITIES        -    Each Fund principally invests in common stocks.

                            -    Each Fund primarily invests in growth stocks.

                            -    Each Fund's sub-adviser uses a "bottom-up" approach to investing.

                            -    Each sub-adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

                            -    Each Fund may be appropriate for investors who can tolerate fluctuations in the value of their investment.

                            -    Each Fund is diversified.

                            -    Under adverse or unstable market conditions, each Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments.

         DIFFERENCES        -    Janus seeks to achieve the fund's     -  TIM generally invests at least 80%
                                 investment objective of growth of        of the fund's assets in a
                                 capital by investing principally in      diversified portfolio of domestic
                                 equity securities listed on              common stocks. TIM believes in long
                                 national exchanges or on NASDAQ          term investing and does not attempt
                                 that it believes have a good             to time the market.
                                 potential for capital growth, some
                                 of which may be of foreign issuers.

                            -    Janus emphasizes growth of capital    -  TIM buys securities of companies it
                                 by investing in companies it             believes have the defining features
                                 believes to have the greatest            of premier growth companies that are
                                 earnings growth potential. Although      undervalued in the stock market.
                                 themes may emerge in the Fund,           Premier companies, in the opinion of
                                 securities are generally selected        TIM, have many or all of the
                                 without regard to any defined            following features: (i)
                                 industry sector or other similarly       shareholder-oriented management;
                                 defined selection procedure.             (ii) dominance in market share;
                                 Realization of income is not a           (iii) cost production advantages;
                                 significant investment                   (iv) leading brands; (v)
                                 consideration for the Fund, and any      self-financed growth; and (vi)
                                 income realized on the Fund's            attractive reinvestment
                                 investments is incidental to its         opportunities.
                                 objective.

                            -    While the Fund invests principally
                                 in equity securities, Janus may, to
                                 a lesser extent, invest in futures
                                 and foreign securities.

COMPARISON OF PRINCIPAL RISKS INVOLVED IN INVESTING IN THE FUNDS

The discussion below provides more information about the principal risks of investing in the Acquiring Fund, and how these risks compare to those posed by an investment in the Acquired Fund. Each Fund may invest in various types of securities or use certain investment techniques to achieve its objective. The following is a summary of the principal risks associated with such securities and investment techniques. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified means only that it is not a principal risk of investing in the Funds, but it does not mean that a Fund is prohibited from investing its assets in securities that give rise to that risk. Please refer to Appendix B, "Explanation of Strategies and Risks," for more detailed description of risks and information about additional investment techniques that the Funds may utilize and related risks.

Each of the Acquiring Fund and the Acquired Fund is subject to the following risks:

     - Common Stock Investing. Each Fund principally invests in common stocks of U.S. companies. This type of investment involves risks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

     - Growth Stock Investing. Each Fund invests in growth stocks. Investments in growth stocks involve risks. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

     - Market Risk. Each Fund is subject to market risks. The value of securities owned by each Fund may go up or down, sometimes rapidly or unpredictably. Such securities may decline in value due to factors affecting securities markets generally or particular industries or issuers.

     - Temporary Defensive Investments. Each Fund could, under adverse or unstable market conditions, invest some or all of its assets in cash, repurchase agreements and money market instruments. Although a Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Acquiring and Acquired Funds also may entail risks that are not common between the Funds, including (among others):

     - Value Investing. Unlike the Acquired Fund, the Acquiring Fund is subject to value risk because it follows a value approach to investing. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

     - Foreign Investing. The Acquired Fund may invest significantly in foreign securities. Foreign investment involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject and risks relating to currency exchanges. These risks may include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

     - Futures. The Acquired Fund may also invest in futures, which involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other investments. Special risks include inaccurate market predictions, imperfect correlation, illiquidity and tax considerations.

     - Derivatives Risk. The Acquired Fund may use derivative instruments which may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment sub-adviser, the Acquired Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the Acquired Fund will be able to engage in these transactions to reduce exposure to other risks.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following tables compare certain characteristics of the portfolios of the Funds as of April 30, 2006:

                                          ACQUIRED FUND   ACQUIRING FUND
                                          -------------   --------------
Net Assets (thousands)                      $1,034,470       $680,681
Number of Holdings                                  74             64
Portfolio Turnover Rate                             27%             3%

As a percentage of Net Assets
- Common Stocks                                   91.6%          96.2%
- Security Lending Collateral                      9.1%           7.5%
- Liabilities in excess of other assets           -0.7%          -3.7%
                                            ----------       --------
                                                 100.0%         100.0%
                                            ----------       --------

                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)

         ACQUIRED FUND             %
         -------------            ---
Celgene Corp.                     7.4%
Yahoo!, Inc.                      6.4%
Roche Holding AG- Genusschein     5.4%
United Health Group, Inc.         4.4%
Synthes, Inc.                     3.3%
Staples, Inc.                     3.2%
General Electric Co.              3.0%
Teva Pharmaceutical Industries,
Ltd., ADR                         3.0%
Medtronic                         3.0%
eBay                              2.7%

        ACQUIRING FUND             %
        --------------            ---
QUALCOMM, Inc.                    5.3%
Chicago Mercantile Exchange       4.4%
Schlumberger, Ltd.                4.1%
United Parcel Service, Inc. -
Class B                           4.1%
Caterpillar, Inc.                 3.9%
Expeditors International of
Washington, Inc.                  3.5%
McGraw-Hill Cos., Inc. (The)      3.4%
Jacobs Engineering Group, Inc.    3.3%
Genentech, Inc.                   3.3%
Marriott International, Inc.
- Class A                         3.2%

        COMPARISON OF FEES AND EXPENSES FOR ACQUIRED AND ACQUIRING FUNDS

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Fund. It is expected that combining the Funds in the manner proposed in the Reorganization Plan would allow shareholders of the Acquired Fund to realize lower operating expenses after limitation of expenses by TFAI, and permit investors in the Acquiring Fund to realize economies of scale. For further information on the fees and expenses of the Acquiring Fund, please see "More Information Regarding the Acquiring Fund" in this Proxy Statement/Prospectus.

In addition, combination of the Funds will relieve TFAI of its obligation to limit the total operating expenses of the Acquired Fund, which resulted in TFAI waiving fees and/or reimbursing expenses in the amount of $179,171 during the Acquired Fund's last fiscal year, although it will continue to limit the total operating expenses of the Acquiring Fund, which resulted in TFAI waiving fees and/or reimbursing expenses in the amount of $241,182 during the Acquiring Fund's last fiscal year.

GENERAL INFORMATION

Class A and Class T shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will not be subject to any initial sales charge. Class B and Class C shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge ("CDSC"), if any, applicable to the corresponding shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization. In addition, the period that the shareholder held shares of the Acquired Fund would be included in the holding period of the Acquiring Fund's shares for the purposes of calculating any applicable CDSC. Similarly, Class B shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the corresponding Class B shares of the Acquired Fund were purchased by shareholders. Class I shares issued in connection with the Reorganization will not be subject to any initial sales charge or CDSC.

Purchases of shares of the Acquiring Fund after the Reorganization will be subject to the charges described in the table below. This is the same structure that is currently in effect for the Acquired Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             CLASS A     CLASS B      CLASS C      CLASS I   CLASS T
                                                              SHARES      SHARES       SHARES       SHARES   SHARES(d)
                                                             -------     -------      -------      -------   ---------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                             5.50%       None         None        None         8.50%

Maximum Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, whichever is lower)      None(a)     5.00%(b)     1.00%(c)    None         None(a)

Redemption fee on shares held 5 trading days or less
(as a percentage of amount redeemed)                            2.00%       2.00%        2.00%       None         2.00%

(a) Certain purchases of Class A or Class T shares in amounts of $1 million or more are subject to a 1% CDSC for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5% - 1st year; 4% - 2nd year; 3% - 3rd year; 2% - 4th year; and 1% - 5th year).

(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

(d)  Available to Class T shareholders of the Acquired Fund only.

OPERATING EXPENSES

The current expenses of each Fund and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of October 31, 2005. Pro forma numbers are estimated in good faith and are hypothetical.

             ANNUAL FUND OPERATING EXPENSES (as a percentage of each
                        Fund's average daily net assets)

                                          Distribution               Total Annual
                             Management     & Service      Other    Fund Operating    Expense     Net Operating
                                Fees      (12b-1) Fees   Expenses      Expenses      Reduction       Expenses
                             ----------   ------------   --------   --------------   ---------    -------------
ACQUIRING FUND(A)
Class A Shares                  0.75%         0.35%        0.58%         1.68%          0.16%(b)       1.52%
Class B Shares                  0.75%         1.00%        0.74%         2.49%          0.32%(b)       2.17%
Class C Shares                  0.75%         1.00%        0.46%         2.21%          0.04%(b)       2.17%
Class I Shares                  0.75%          N/A         0.07%         0.82%          0.00%(b)       0.82%

ACQUIRED FUND(C)
Class A Shares                  0.77%         0.35%        0.39%         1.51%          0.00%(d)       1.51%
Class B Shares                  0.77%         1.00%        0.66%         2.43%          0.13%(d)       2.30%
Class C Shares                  0.77%         1.00%        0.60%         2.37%          0.07%(d)       2.30%
Class I Shares                  0.77%          N/A         0.09%         0.86%          0.00%(d)       0.86%
Class T Shares*                 0.77%          N/A         0.24%         1.01%          0.00%          1.01%

PRO FORMA - ACQUIRING FUND
INCLUDING ACQUIRED FUND
Class A Shares                  0.72%         0.35%        0.34%         1.41%          0.00%(b)       1.41%
Class B Shares                  0.72%         1.00%        0.72%         2.44%          0.27%(b)       2.17%
Class C Shares                  0.72%         1.00%        0.55%         2.27%          0.10%(b)       2.17%
Class I Shares                  0.72%          N/A         0.08%         0.80%          0.00%(b)       0.80%
Class T Shares*                 0.72%          N/A         0.20%         0.92%          0.00%(b)       0.92%

(a) Annual fund operating expenses are estimates based upon the Acquiring Fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limits and, for Class I shares, the estimated expenses of Class I shares (which commenced operations on November 15, 2005).

(b) Contractual arrangements had been made with the Acquiring Fund's investment adviser, TFAI, through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the Acquiring Fund's total expenses exceed 1.17% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(c) Annual Fund operating expenses are estimates based upon the Acquired Fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limits and, for Class I shares, the estimated expenses of Class I shares (which commenced operations on November 15, 2005).

(d) Contractual arrangements have been made with the Acquired Fund's investment adviser, TFAI through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the Acquired Fund's total expenses exceed 1.30% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

*    Not available to other than Class T shareholders of the Acquired Fund.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The return is for illustration purposes only and is not guaranteed.

Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
ACQUIRING FUND
Class A Shares       $696     $1,036    $1,398    $2,415
Class B Shares(a)    $720     $1,045    $1,397    $2,602
Class C Shares       $320     $  687    $1,181    $2,541
Class I Shares       $ 84     $  262       N/A       N/A

ACQUIRED FUND
Class A Shares       $695     $1,001    $1,328    $2,252
Class B Shares(a)    $733     $1,045    $1,384    $2,528
Class C Shares       $333     $  733    $1,259    $2,701
Class I Shares       $ 88     $  274       N/A       N/A
Class T Shares       $944     $1,144    $1,360    $1,981

PRO FORMA
Class A Shares       $686     $  972    $1,279    $2,148
Class B Shares       $720     $1,035    $1,376    $2,500
Class C Shares       $320     $  700    $1,206    $2,598
Class I Shares       $ 82     $  255       N/A       N/A
Class T Shares       $936     $1,118       N/A       N/A

(a) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

Based on the above assumptions, you would pay the following expenses, if you did not redeem your shares:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
ACQUIRING FUND
Class A Shares       $696     $1,036    $1,398    $2,415
Class B Shares(a)    $220     $  745    $1,297    $2,602
Class C Shares       $220     $  687    $1,181    $2,541
Class I Shares       $ 84     $  262       N/A       N/A

ACQUIRED FUND
Class A Shares       $695     $1,001    $1,328    $2,252
Class B Shares(a)    $233     $  745    $1,284    $2,528
Class C Shares       $233     $  733    $1,259    $2,701
Class I Shares       $ 88     $  274       N/A       N/A
Class T Shares       $944     $1,144    $1,360    $1,981

PRO FORMA
Class A Shares       $686     $  972    $1,279    $2,148
Class B Shares       $220     $  735    $1,276    $2,500

Class C Shares       $220     $  700    $1,206    $2,598
Class I Shares       $ 82     $  255       N/A       N/A
Class T Shares       $936     $1,118       N/A       N/A

(a) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

                MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND

THE INVESTMENT ADVISER AND SUB-ADVISER

TFAI has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund pays an investment advisory fee monthly at the annual rate of 0.75% of the first $500 million of the Acquiring Fund's average daily net assets, and 0.70% of the average daily net assets over $500 million. Effective November 1, 2006, TFAI will reduce its investment advisory fee to 0.65% of average daily net assets in excess of $2.5 billion. For more information about TFAI, see "More Information Regarding the Acquiring Fund - Investment Advisory Arrangements" below.

TFAI has entered into a sub-advisory agreement with TIM to provide investment advisory services to the Acquiring Fund. TIM is an investment adviser registered as such with the U.S. Securities and Exchange Commission. As of June 30, 2006, TIM has over $19 billion in assets under management.

Pursuant to the Acquiring Fund's sub-advisory agreement, TIM furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of TA IDEX's Board and TFAI. For such services, TFAI currently pays TIM 0.35% of the first $500 million of average daily net assets and 0.30% of average daily net assets over $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation arrangement. Effective November 1, 2006, TIM will reduce its investment sub-advisory fee to 0.25% of average daily net assets in excess of $2.5 billion. In addition, also effective November 1, 2006, for purposes of calculating investment sub-advisory fees and applicable breakpoints, TIM will combine the Acquiring Fund's assets with those of AEGON/Transamerica Series Trust - Transamerica Equity Portfolio, a series of another mutual fund.

A discussion regarding the basis of the Board's approval of the Acquiring Fund's investment advisory arrangements is available in the Acquiring Fund's semi-annual report for the period ended April 30, 2006.

The following individual has responsibility for the day-to-day management of the Acquiring Fund:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

The Acquiring Fund's Statement of Additional Information, dated March 1, 2006, as supplemented from time to time, provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Acquiring Fund shares. It is available upon request.

PRINCIPAL INVESTMENT STRATEGIES

The Acquiring Fund's sub-adviser, TIM, uses a "bottom-up" approach to investing and builds the Fund's portfolio one company at a time by investing fund assets principally in equity securities. TIM generally invests at least 80% of the Fund's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

     -    shareholder-oriented management

     -    dominance in market share

     -    cost production advantages

     -    leading brands

     -    self-financed growth

     -    attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the Acquiring Fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the Acquiring Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Acquiring Fund would do this only in seeking to avoid losses, the Acquiring Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PERFORMANCE OF THE ACQUIRING FUND

The bar chart and tables below provide some indication of the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund's Class A share performance from year to year and by showing how the Acquiring Fund's average annual total returns for different periods compare to those of a broad measure of market performance, the Russell 1000 Growth Index (Russell 1000 Growth), which measures the performance of those Russell 1000 companies with higher price-to-book rates and higher forecasted growth values

The bar chart does not reflect the impact of taxes or sales charge which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the Acquiring Fund, except Class I and Class T, includes deductions of applicable sales charges. Absent limitation of the Acquiring Fund's expenses, total returns would be lower.

Performance information for Class I and Class T is not available, since these classes did not commence operations until November 15, 2005 and November 1, 2006, respectively. However, the performance of Class A shares should be substantially similar to that of Class I and Class T shares because these share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I and Class T shares to the extent that the classes do not have the same expenses, Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table), and Class T shares are subject to higher sales charge than Class A shares. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The Acquiring Fund does not currently offer Class T shares. However, immediately prior to the Reorganization, the Acquiring Fund will issue Class T shares to facilitate the Reorganization.

TA IDEX TRANSAMERICA EQUITY - CLASS A

                                       YEAR-BY-YEAR TOTAL RETURN
HIGHEST AND LOWEST RETURNS              (as of 12/31 each year)
--------------------------             -------------------------
                                            2001 - (17.53)%
HIGHEST QUARTER                             2002 - (23.39)%
12/31/2001                    12.85%        2003 - 29.78%
LOWEST QUARTER                              2004 - 14.07%
09/30/2001                   (18.39)%       2005 - 15.29%

The year-to-date return for the period ended June 30, 2006 is 2.49%.

AVERAGE ANNUAL TOTAL RETURNS(1)
(as of 12/31/05)

                                                                Life of the
                                             1 Year   5 Years     Fund(2)
                                             ------   -------   -----------
Class A
   Return Before Taxes                        8.95%     0.38%     (1.91%)
   Return After Taxes on Distributions(3)     8.82%     0.31%     (1.97%)
   Return After Taxes on Distributions and
      Sale of Fund Shares(3)                  6.00%     0.32%     (1.61%)
Class B                                       9.30%     0.57%     (1.69%)
Class C                                       13.43%     N/A      18.64%
Russell 1000 Growth Index
   (reflects no deduction for fees,
      expenses or taxes)(3)                   5.26%    (3.58%)    (7.20%)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The Fund commenced offering Class A and Class B shares on March 1, 2000. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

     A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section titled "More Information Regarding the Acquiring Fund" below.

For additional information about the Acquiring Fund's performance, including a discussion about market conditions and investment strategies that significantly affected its performance during its last fiscal year, please refer to Appendix C.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for Class A, B, C, I and T shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing. Class A, B, C, I and T shareholders of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interests previously credited to the account of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of Acquiring Fund shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION

The Funds have investment objectives, strategies and risks that are comparable in many respects. Because the Acquired Fund may invest in similar types of securities as the Acquiring Fund, the Funds are somewhat duplicative. In addition, the Reorganization would create a larger Acquiring Fund which should benefit shareholders of the Funds by spreading costs across a larger, combined asset base and allow shareholders of the Acquired Fund to continue to participate in a professionally managed portfolio at the same (or lower) level of operating expenses. Also, a larger Acquiring Fund offers the potential benefit of a more diversified portfolio of securities, may improve trading efficiency, and may realize economies of scale and lower operating expenses.

TAX CONSIDERATIONS

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Fund's shareholders.

As of October 31, 2005, TA IDEX Transamerica Equity, had accumulated capital loss carryforwards in the amount of approximately $113,311 (in thousands). Transamerica Equity's capital loss carryforwards may be used to offset, at least in part, any capital gains realized by the Transamerica Equity prior to the Reorganization. After the Reorganization, these losses may be available to the Pro Forma Fund to offset its capital gains, although the amount of these losses which may offset the Pro Forma Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that the Pro Forma Fund may not be able to use these losses as rapidly as Transamerica Equity might have, and part of these losses may not be useable at all. The ability of the Pro Forma Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders each of the Funds. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Pro Forma Fund.

EXPENSES OF THE REORGANIZATION

TFAI and/or its affiliates will bear all of the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

It is anticipated that certain portfolio holdings of the Acquired Fund may be liquidated in connection with the Reorganization or after completion of the Reorganization as part of the rationalization of the Acquiring Fund's post-Reorganization portfolio. The timing and extent of such transactions is difficult to predict, but portfolio holdings liquidation is not expected to exceed 50% of the Acquired Fund's pre-Reorganization portfolio. The commission rates per share associated with liquidation of such a percentage of the Acquired Fund's portfolio as of April 30, 2006 are estimated to be $0.03. Such brokerage transactions will generate taxable capital gains and may negatively affect performance.

BOARD CONSIDERATIONS

The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on July 18-19, 2006. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) (the "Independent Trustees"), of TA IDEX determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

The Board, in recommending approval of the Reorganization Plan, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, which indicated that current shareholders of the Acquired Fund will benefit from the Reorganization by getting a comparable investment. The Board noted in this regard TFAI's and TIM's agreement to reduce the advisory fees and sub-advisory fees payable with respect to Acquiring Fund assets in excess of $2.5 billion to the benefit of investors;

2. the Reorganization would allow shareholders of the Acquired Fund to continue to participate in a professionally-managed portfolio. As shareholders of the Acquiring Fund, these shareholders would continue to be able to exchange into other mutual funds in the TA IDEX fund complex that offer the same class of shares in which shareholders currently invest;

3. the Reorganization would not dilute the interests of any Fund's current shareholders;

4. TIM's demonstrated capacity to competently manage money in an equity growth style, and the stronger relative investment performance of the Acquiring Fund as compared to the Acquired Fund over one- and five-year period (as of April 30, 2006);

5. the comparability of the Acquired Fund's investment objectives, policies and restrictions and post-Reorganization share class structure to those of the Acquiring Fund, which indicates that Acquired Fund shareholders will continue in a similar investment vehicle;

6. the process employed by TA IDEX management to evaluate potential acquiring TA IDEX series and ultimately recommend the Acquiring Fund as the most appropriate acquiring series for the Acquired Fund and its shareholders;

7. elimination of duplication of costs and inefficiencies of having two comparable Funds;

8. the tax-free nature of the Reorganization to each Fund and its shareholders; and

9. TFAI and/or its affiliates will bear all of the expenses relating to the Reorganization.

The Board also considered the future potential benefits to the Acquiring Fund in that its expense ratio may be reduced if the Reorganization Plan is approved.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION PLAN.

THE REORGANIZATION OF TA IDEX GREAT COMPANIES - AMERICA(SM) INTO THE ACQUIRING FUND

The Reorganization may occur at or around the same time that another series of TA IDEX, TA IDEX Great Companies - America(SM), is reorganized into the Acquiring Fund. Like the Acquired and Acquiring Funds, TA IDEX Great Companies - America(SM) is advised by TFAI. Pursuant to TA IDEX Great Companies - America(SM)'s reorganization plan, if approved by its shareholders, TA IDEX Great Companies - America(SM) will be reorganized into the Acquiring Fund on or around the date of the Closing. As a result of this reorganization, each shareholder of TA IDEX Great Companies - America(SM) will become a shareholder of the Acquiring Fund and will hold, immediately after the closing of this reorganization, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of TA IDEX Great Companies - America(SM) held by that shareholder as of the close of business on the date of the closing of this reorganization. TA IDEX Great Companies - America(SM)'s reorganization is not dependent on the Reorganization, and vice versa. TA IDEX Great Companies - America(SM)'s reorganization could potentially further benefit the Acquiring Fund in that its per share operating expenses may be reduced, which could also benefit shareholders of the Acquired Fund if the Reorganization is consummated.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

Each Fund is a series of TA IDEX, a Delaware statutory trust registered as an open-end management investment company. TA IDEX is governed by the Board, which currently consists of twelve (12) trustees, eleven (11) of whom are not "interested persons" (as defined in the Investment Company Act of 1940).

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund pays dividends from net investment income, and each distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the Fund unless otherwise directed by shareholders. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of the Acquired Fund, then as soon as practicable before the Closing, the Acquired Fund will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the TA IDEX Statement of Additional Information. In addition, investors should note that each Fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

CAPITALIZATION OF THE FUNDS

The following table shows on an unaudited basis the capitalization of each Fund and on a pro forma basis, each as of April 30, 2006, after giving effect to the Reorganization.

                     NET ASSETS   NET ASSET VALUE   SHARES OUTSTANDING
                    (THOUSANDS)      PER SHARE          (THOUSANDS)
                    -----------   ---------------   ------------------
ACQUIRING FUND
Class A Shares        $ 86,366         $ 9.84              8,780
Class B Shares        $ 54,678         $ 9.39              5,826
Class C Shares        $ 26,775         $ 9.39              2,850
Class I Shares        $512,862         $ 9.87             51,972
Class T Shares(a)          N/A            N/A                N/A

ACQUIRED FUND
Class A Shares        $437,575         $25.90             16,897
Class B Shares        $164,899         $23.76              6,940
Class C Shares        $ 57,679         $23.75              2,429
Class I Shares        $153,330         $25.97              5,905
Class T Shares        $220,987         $27.07              8,163

PRO FORMA (B)
Class A Shares        $523,941         $ 9.84             53,249
Class B Shares        $219,577         $ 9.39             23,387
Class C Shares        $ 84,454         $ 9.39              8,993
Class I Shares        $666,192         $ 9.87             67,507
Class T Shares        $220,987         $27.07              8,163

(a)  The Acquiring Fund did not issue Class T shares as of April 30, 2006.

(b) The net assets of the Acquired Fund will be converted to shares based on the Acquiring Fund's net asset value per share.

                               GENERAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

TFAI, the Funds' investment adviser, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Transamerica Fund Services, Inc. ("TFS") is the Acquired and Acquiring Funds' administrator and transfer agent, and AFSG Securities Corp. ("AFSG") is the Acquired and Acquiring Funds' distributor/principal underwriter. TFS is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. AFSG is located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52494. TFAI, TIM, TFS and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

SHAREHOLDER REPORTS

Shareholders can find important information about the Funds in the TA IDEX annual report dated October 31, 2005 and the TA IDEX semi-annual report dated April 30, 2006 which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Funds, or by calling the Funds, at the address and telephone number shown on the first page of this Proxy Statement/Prospectus.

PROXY SOLICITATION

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about September 5, 2006, but proxies may also be solicited by telephone and/or in person by representatives of TA IDEX, regular employees of TFS, their affiliate(s), or Computershare, a private proxy services firm. The estimated costs of retaining Computershare is approximately $224,422. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals.

The cost of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by TFAI and/or its affiliates.

SHAREHOLDER VOTING

Shareholders of record of the Acquired Fund at the close of business on August 4, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, there were issued and outstanding ___________ shares of the TA IDEX Janus Growth.

The persons owning of record or beneficially 5% or more of the outstanding shares of the Acquired Fund (and the Acquiring Fund) as of the Record Date, are set forth in Appendix D. As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of either Fund. As of the Record Date, there were no persons who were known to control either Fund.

Thirty-three and one-third percent (33 1/3%) of the Acquired Fund's shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Acquired Fund shares represented at the Special Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR the Reorganization. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or by telephone by following the enclosed instructions. If you vote by telephone or the Internet, please do not return your proxy card, unless you later elect to change your vote. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of TA IDEX prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

VOTE REQUIRED

Approval of the Reorganization Plan requires, if a quorum is present at the Special Meeting, the vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

SHAREHOLDER PROPOSALS

As a general matter, TA IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of TA IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE FUNDS

TA IDEX is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        By Order of the Board of Trustees,


                                        /s/ John K. Carter
                                        ----------------------------------------
                                        President, Chief Executive Officer,
                                        General Counsel and Secretary
                                        Transamerica IDEX Mutual Funds

_____________, 2006
570 Carillon Parkway
St. Petersburg, Florida 33716

                  MORE INFORMATION REGARDING THE ACQUIRING FUND

The following information applies to both the Acquired and Acquiring Funds.

INVESTMENT ADVISORY ARRANGEMENTS

The assets of the Funds are managed by TFAI, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds. All such advisers to the Funds are supervised by the Board. You can find additional information about the TA IDEX Trustees and officers in the Statement of Additional Information of TA IDEX, dated March 1, 2006.

TFAI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser, including TIM and Great Companies. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the Funds. For these services, TFAI is paid an advisory fee. This fee is calculated on the average daily net assets of each Fund, and is paid at the rates previously shown in this Proxy Statement/Prospectus.

TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly-owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to certain funds, is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. Great Companies and TIM are affiliates of TFAI and TA IDEX.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the subsection titled "Other Distribution or Service Arrangements" in this section of this Proxy Statement/Prospectus.

TA IDEX may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:

     (1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

     (2)  materially change the terms of any sub-advisory agreement; and

     (3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting TFAI, the investment adviser for TA IDEX, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the TA IDEX funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the TA IDEX funds are not aware of any allegation of wrongdoing against them and their board at the time this Proxy Statement/Prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the TA IDEX funds, will bear the costs regarding these regulatory matters.

CLASS A, B, C AND T SHARES

OPENING AN ACCOUNT

Fill out the New Account Application which is included in the prospectus or available on our website. TA IDEX requires all applications to include an investment representative or an approved broker/dealer of record. An approved broker/dealer is one that is providing services under a valid dealer sales agreement with the funds' distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling 1-888-233-4339 or visiting www.transamericaidex.com.

Note: To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If TA IDEX cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated Net Asset Value ("NAV") per share.

                               Minimum Investment*

                                                                                    MINIMUM      MINIMUM
                                                                                    INITIAL    SUBSEQUENT
                                                                                  INVESTMENT   INVESTMENT
                                                                                   (PER FUND    (PER FUND
TYPE OF ACCOUNT                                                                    ACCOUNT)    ACCOUNT)**
---------------                                                                   ----------   ----------
Regular Accounts                                                                    $1,000         $50
IRA, Roth IRA or Coverdell ESA                                                      $1,000         $50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)     $1,000         $50
Uniform Gift to Minors (UGMA) or Transfer to Minors (UTMA)                          $1,000         $50
Automatic Investment Plans                                                          $  500         $50
Payroll Deduction                                                                   $  500         $50

* TA IDEX reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

**   Minimum per monthly fund account investment.

Note: The minimum may be waived for certain employer sponsored plans and salary deferral investments if a participant limits his or her salary deferral contribution to one fund account.

By Mail

- Send your completed application and check (made payable to Transamerica Fund Services, Inc.) to: P.O. Box 219945, Kansas City, MO 64121-9945. For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

Through an Authorized Dealer

- The dealer is responsible for opening your account and providing TA IDEX with your taxpayer identification number.

BUYING SHARES

Investors may purchase shares of the funds at the "offering price" of the shares, which is the Net Asset Value ("NAV") plus any applicable initial sales charge.

By Check

- Make your check payable and send to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945.

-    For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

- If you are opening a new account, send your completed application along with your check.

- If you are purchasing shares in an existing account(s), please reference your TA IDEX fund and account numbers.

-    All checks must be made payable to Transamerica Fund Services, Inc.

- Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

- TA IDEX does not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier checks, starter checks and third-party checks may be accepted, subject to approval by TA IDEX.

By Automatic Investment Plan

- With an Automatic Investment Plan ("AIP"), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service (1-888-233-4339) for information on how to establish an AIP or visit our website at www.transamericaidex.com to obtain an AIP request form.

By Telephone

- The electronic funds transfer privilege must be established in advance, when you open your account, or by adding this feature to your existing account. Select "Electronic Bank Link" on the application or write to TA IDEX. Due to your bank's requirements, please allow up to 30 days to establish this option. Call Customer Service to invest by phone, either through our automated system (1-888-233-4339), or by speaking directly with a representative. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

- TA IDEX reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Through an Authorized Dealer

- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. TA IDEX must receive your payment within three business days after your order is accepted.

By the Internet

- You may request a transfer of funds from your bank account to your TA IDEX account. The electronic bank link option must be established in advance before Automated Clearing House ("ACH") purchases will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Payment will be transferred from your bank account electronically. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

By Payroll Deduction

- You may have money transferred regularly from your payroll to your TA IDEX account. Call Customer Service (1-888-233-4339) to establish this deduction.

By Wire Transfer

- You may request that your bank wire funds to your TA IDEX account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 026009593,
     Credit: Transamerica IDEX Funds Acct # 3600622064, Ref: Shareholder name, TA IDEX fund and account numbers.

- Shares will be purchased at the next determined Net Asset Value ("NAV") after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker/dealer. To the extent authorized by law, TA IDEX and each of the funds reserves the right to discontinue offering shares at any time or to cease operating entirely.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below), although TA IDEX has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased by personal checks (or other circumstances where the purchase money has not yet been collected), redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. To avoid this situation, shares may be purchased by wire.

TO REQUEST YOUR REDEMPTION AND RECEIVE PAYMENT BY:

Direct Deposit -- ACH

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. The electronic bank link option must be established in advance before Automated Clearing House ("ACH") redemptions will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link.) Maximum amount over the phone per day is the lesser of your available balance or $50,000. Redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original signature guarantee by all shareholders. Payment should usually be received by your bank account 3-5 banking days after your request is received in good order. TA IDEX does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions. Call Customer Service (1-888-233-4339) to verify that this feature is in place on your account if you are unsure.

Direct Deposit -- Wire

- You may request an "Expedited Wire Redemption" in writing, or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Maximum amount over the phone per day is the lesser of your available balance or $50,000 (with a minimum of $1,000 per wire). Payment should be received by your bank account the next banking day after your request is received in good order. TA IDEX charges $10 for this service. Your bank may charge a fee as well. Call Customer Service (1-888-233-4339) to be sure this feature is in place on your account if you are unsure.

Check to Address of Record

- WRITTEN REQUEST: Send a letter requesting a withdrawal to TA IDEX. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention: Redemptions. Be sure to include all shareholders' signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

- TELEPHONE OR INTERNET REQUEST: Call Customer Service (1-888-233-4339) and make your request using the automated system, by person-to-person, or by accessing your account on the internet. The electronic bank link option must be established in advance before ACH redemptions will be accepted. Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link. Maximum amount per day is the lesser of your available balance or $50,000. Redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original signature guarantee by all shareholders.

Check to Another Party/Address

- This request must be in writing, regardless of amount, with all account owners' signatures guaranteed (original). Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention:
     Redemptions.

Systematic Withdrawal Plan (by direct deposit -- ACH or check)

- You can establish a Systematic Withdrawal Plan ("SWP") either at the time you open your account or at a later date. Call Customer Service at (1-888-233-4339) for information on how to establish a SWP or visit our website at www.transamericaidex.com to obtain the appropriate form to complete.

Through an Authorized Dealer

- You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call TA IDEX Customer Service (1-888-233- 4339) for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:

- The privileges or features established on your account such as a Systematic Withdrawal Plan ("SWP") or telephone transactions.

-    The type of account you have and if there is more than one shareholder.

- The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original signature guarantee by all shareholders.

- A written request or original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, TA IDEX requires a redemption request in writing, signed and an original signature guaranteed by all shareholders.

- When redeeming all shares from an account with an active Automatic Investment Plan ("AIP"), your AIP will automatically be stopped. Please contact Customer Service (1-888-233-4339) if you wish to re-activate your AIP.

- Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

- Redemption proceeds will be withheld for 15 calendar days from the date or purchase for funds to clear. Certain exceptions may apply.

- Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its shareholders at its discretion. Please see the SAI, for more details.

- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to an original signature guarantees later in this Proxy Statement/Prospectus.

EXCHANGING SHARES

- You may request an exchange in writing, by phone, or by accessing your account through the internet.

- You can exchange shares in one fund for shares in the same class of another fund offered in this Prospectus.

- The minimum exchange to a new fund account is $1,000 per fund account. This minimum is reduced to $500 per fund account if you elect to establish an Automatic Investment Plan ("AIP") and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

- An exchange is treated as a redemption of a fund's shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus of that fund carefully.

- If exchanging all shares, any active systematic plan will carry over unless otherwise instructed.

Special Situations for Exchanging Shares

- Class T shares may be exchanged for only Class A shares of any TA IDEX fund offered in this Prospectus, other than TA IDEX Janus Growth. Class A shares of all TA IDEX funds offered in this prospectus are subject to distribution and service (12b-1) fees.

- You may not exchange other classes of shares of the TA IDEX funds for Class T shares.

- TA IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

- TA IDEX reserves the right to deny any request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

REDEMPTION FEES

Redemption Fee Assessment

A short-term trading redemption fee may be assessed on any fund shares in a fund account that are redeemed (whether voluntarily or involuntarily, and including redemptions that are part of an exchange transaction) during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria). Shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by a fund.

This redemption fee is imposed to discourage short-term trading and is paid to a fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a fund and/or in your other TA IDEX fund accounts, TA IDEX may in its sole discretion determine that your trading activity may be detrimental to a fund as described in the "Market Timing/Excessive Trading" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this Proxy Statement/Prospectus.

Redemptions through Financial Intermediaries

Except as otherwise provided, you are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a fund or you are investing indirectly in a fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a savings plan (other than retirement plans described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code) or a 529 college savings plan that maintains a master account (an "Omnibus Account") with the fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each fund's redemption fee on the fund's behalf from their customers' accounts. As a result, the ability of each fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees may be severely limited in those instances in which a broker, administrator or other intermediary maintains the record of each fund's underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a fund. Each fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary for more information on any differences in how the redemption fee is applied to your investments in a fund.

Waiver/Exceptions/Changes

Currently, TA IDEX does not impose redemption fees on redemption transactions made by investors in retirement plans described in Section 401(a), 401(k), 401(m), 403(b) and 457 of the Internal Revenue Code.

Each fund reserves the right to waive the redemption fee at its discretion if the fund's transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, each fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Involuntary Redemptions

Each fund reserves the right to close your account if the account value falls below the fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless TA IDEX provides a waiver.

FEATURES AND POLICIES

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES, AS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured and there is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Reallocations in underlying TA IDEX funds by a TA IDEX Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or excess trading.

Customer Service

Occasionally, TA IDEX experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach TA IDEX by telephone, please consider visiting our website at www.transamericaidex.com. You may also send instructions by mail, by fax, or by using the in-touch line.

Uncashed Checks Issued on Your Account

If any check TA IDEX issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the Net Asset Value ("NAV") next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, TA IDEX reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs. TA IDEX generally provides a 60-day notification to the address of record prior to closing any fund accounts or assessing a minimum account balance fee. The following describes the fees assessed to fund accounts with balances below the stated minimum:

     ACCOUNT BALANCE              FEE ASSESSMENT
   (PER FUND ACCOUNT)           (PER FUND ACCOUNT)
   ------------------           ------------------
If your balance is below   $25 fee assessed every year,
$1,000 per fund account    until balance reaches $1,000

No fees will be charged on:

-    accounts opened within the preceding 12 months

- accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

- accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

- accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

-    UTMA/UGMA accounts

-    State Street Custodial Accounts

-    Coverdell ESA accounts

-    Omnibus and Network Level 3 accounts

- B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)

Telephone Transactions

TA IDEX and its transfer agent, Transamerica Fund Services, Inc. ("TFS"), are not liable for complying with telephone instructions that are deemed by them to be genuine. TA IDEX and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where TA IDEX or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. TA IDEX reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which holds only shares converted from a B-share account, shall be considered as part of the original B share account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)' value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by TA IDEX. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

- You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

- You would like a check made payable to anyone other than the shareholder(s) of record.

- You would like a check mailed to an address which has been changed within 10 days of the redemption request.

- You would like a check mailed to an address other than the address of record.

- You would like your redemption proceeds wired to a bank account other than a bank account of record.

-    You are adding or removing a shareholder from an account.

-    You are changing ownership of an account.

The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

-    It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of the original signature guarantee.

-    The guarantee stamp has been reported as stolen, missing or counterfeit.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify TA IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-mail Communication

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account- specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

Reinvestment Privilege

Within a 90-day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (CDSC) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

Statements and Reports

TA IDEX will send you a confirmation statement after every transaction that affects your account balance or registration (except that transactions necessary to assess account fees (such as retirement plan maintenance fees or minimum account fees) disclosed in this Proxy Statement/Prospectus will be shown in your next regularly scheduled statement). Please review the confirmation statement carefully and promptly notify TA IDEX in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan or Payroll Deduction, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, TA IDEX may charge $10 per statement year up to a maximum of $50 per Social Security Number.

Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

PRICING OF SHARES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the funds or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TA IDEX asset allocation funds and corresponding orders for the TA IDEX underlying funds are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the NAV per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

CHOOSING A SHARE CLASS

TA IDEX offers five share classes, each with its own sales charge and expense structure.

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose (except that Class T shares of the Acquiring Fund are only available for sale to holders of Class T shares of the Acquired Fund prior to the Closing who obtain Class T shares of the Acquiring Fund upon consummation of the Reorganization). You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 5 years), or Class C shares (if you plan to invest for a period of less than 5 years).

TA IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES -- FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of up to 0.35% per year.

If you are investing $1 million or more, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent deferred sales charge ("CDSC"), unless they were purchased through a qualified retirement plan. Other substantial investments may enable you to purchase Class A shares at a reduced sales charge. See the subsection entitled "Waivers and/or Reductions of Charges" in this section of the Proxy Statement/Prospectus.

CLASS B SHARES -- BACK LOAD

With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for five years or less, as described in the table below.

               CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

                        AS A % OF DOLLAR
                         AMOUNT (SUBJECT
YEAR AFTER PURCHASING      TO CHANGE)
---------------------   ----------------
First                          5%
Second                         4%
Third                          3%
Fourth                         2%
Fifth                          1%
Sixth and Later                0%

Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th and 6th years). There are 12b-1 distribution and service fees of up to 1.00% per year.

Class B shares automatically convert to Class A shares after eight years, lowering annual expenses after conversion.

Generally, the funds recommend that you do not make any additional purchases in Class B shares when you already hold more than $100,000 of Class B shares of the funds. The funds reserve the right to reject any request to purchase Class B shares of the funds if, as a consequence of such investment, you will hold more than $100,000 of Class B shares of the funds. While the funds generally reject any requests to purchase shares beyond that threshold, the funds cannot always recognize or detect such requests. In addition, when you make a request to purchase Class B shares directly with TA IDEX or through a broker/dealer or other financial intermediary, you may be asked to provide additional information about other Class B shares that you hold in the funds.

CLASS C SHARES -- LEVEL LOAD

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to the prior CDSC fee structure which was a 2% CDSC if shares are redeemed during the first 12 months, and a 1% CDSC if redeemed during the second 12 months. Prior to March 1, 2004, Class C shares were named Class L shares. On June 15, 2004, Class C2 shares were merged into Class C shares; on September 24, 2004, Class M shares were merged into Class C shares.

Investors who invested in Class C2 shares prior to the merger of Class C2 shares into Class C shares can make additional investments in Class C shares through their Class C2 shares accounts that converted into Class C share accounts without being subject to a deferred sales charge. For shareholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares will not be subject to a contingent deferred sales charge and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

Currently, investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. This CDSC waiver may be terminated at any time.

The maximum purchase order in Class C shares is $999,999.99.

CLASS T SHARES -- FRONT LOAD

(Closed to new investors)

Class T shares of the Acquiring Fund will be available for sale only to holders of Class T shares of the Acquired Fund prior to the Closing who obtain Class T shares of the Acquiring Fund upon consummation of the Reorganization. Class T shares of the Acquired Fund will not be issued prior to the Closing.

When you buy Class T shares of the Acquiring Fund, you pay an initial sales charge (the offering price includes the sales charge). You can reduce the sales charge percentage in the same ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.

You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on net asset value above the initial purchase.

Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. TA IDEX will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

WAIVERS AND/OR REDUCTIONS OF CHARGES

CLASS A AND CLASS T SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in the following ways:

- Substantial investments receive lower sales charge rates (see tables below).

- The "rights of accumulation" allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the TA IDEX funds to determine your Class A and Class T sales charge. Breakpoints are derived from the daily NAV at the market close, the current combined NAV value at the time of the purchase and the gross amount of the new purchase.

- A "Letter of Intent" ("LOI") allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A or Class T investments. Purchases made up to 90 days prior to establishing your LOI will be counted toward meeting the amount stated in your LOI, and the 13 month period will then begin on the date of your first purchase within the 90 day period. Purchases applied at NAV made after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. TA IDEX will reserve a portion of your shares to cover any additional sales charge that may apply if you do not purchase the amount stated in your LOI.

- By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A and Class T shares at the reduced sales charge applicable to that group as a whole. A "qualified group" is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to TA IDEX's transfer agent; has arrangements satisfactory to TA IDEX's transfer agent established for verification that the group meets these requirements; and the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser or security holders of a company. TA IDEX reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888- 233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.

- By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.

                        CLASS A SHARE QUANTITY DISCOUNTS

                                 SALES       SALES
                               CHARGE AS    CHARGE
                                 % OF       AS % OF
                               OFFERING     AMOUNT
AMOUNT OF PURCHASE*              PRICE     INVESTED
----------------------------   ---------   --------
Under $50,000                    5.50%       5.82%
$50,000 to under $100,000        4.75%       4.99%
$100,000 to under $250,000       3.50%       3.63%
$250,000 to under $500,000       2.75%       2.83%
$500,000 to under $1,000,000     2.00%       2.04%
$1,000,000 and over              0.00%       0.00%

                        CLASS T SHARE QUANTITY DISCOUNTS

                                 SALES       SALES
                               CHARGE AS    CHARGE
                                 % OF       AS % OF
                                OFFERING    AMOUNT
AMOUNT OF PURCHASE*              PRICE     INVESTED
----------------------------   ---------   --------
Under $10,000                    8.50%       9.29%
$10,000 to under $25,000         7.75%       8.40%
$25,000 to under $50,000         6.25%       6.67%
$50,000 to under $75,000         5.75%       6.10%
$75,000 to under $100,000        5.00%       5.26%
$100,000 to under $250,000       4.25%       4.44%
$250,000 to under $500,000       3.00%       3.09%
$500,000 to under $1,000,000     1.25%       1.27%
$1,000,000 and over              0.00%       0.00%

* The funds' distributor, AFSG Securities Corporation ("AFSG"), must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from TA IDEX, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A or Class T shares of the funds that the purchaser has, directly with TA IDEX, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide AFSG or his/her dealer or other financial intermediary information or records regarding shares of TA IDEX held in all accounts (e.g., retirement plan accounts) of the purchaser directly with TA IDEX or with one or several dealers or other financial intermediaries, including to substantiate "rights of accumulation" accounts held by a spouse and children under age 21.

WAIVER OF CLASS A AND CLASS T INITIAL SALES CHARGES

Class A and Class T shares may be purchased without a sales charge by:

- Current or former TA IDEX trustees, directors, officers, full- time employees or sales representatives of TA IDEX, TFAI, their affiliates, and any of the sub-advisers, and immediate family members thereof.

- Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.

- Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

- "Wrap" accounts for the benefit of clients of certain broker- dealers, financial institutions or financial planners, who have entered into arrangements with TA IDEX or AFSG.

- For qualified retirement plans only, TA IDEX will treat Class A share purchases in an amount of less than $1 million that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount in excess of $1 million. These accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified retirement plan.

Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

WAIVER OF CLASS A, CLASS B, CLASS C, AND CLASS T CONTINGENT DEFERRED SALES
CHARGES

You will not be assessed a sales charge for shares if you sell in the following situations:

- Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.

- Following the total disability of the shareholder (as determined by the Social Security Administration -- applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.

- On redemptions made under TA IDEX's systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption.

- If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

Information on sales charge reductions and/or waivers can also be found on the TA IDEX website at www.transamericaidex.com.

As of October 31, 2005, TA IDEX Transamerica Equity, had accumulated capital loss carryforwards in the amount of approximately $113,311 (in thousands). Transamerica Equity's capital loss carryforwards may be used to offset, at least in part, any capital gains realized by the Transamerica Equity prior to the Reorganization. After the Reorganization, these losses may be available to the Pro Forma Fund to offset its capital gains, although the amount of these losses which may offset the Pro Forma Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that the Pro Forma Fund may not be able to use these losses as rapidly as Transamerica Equity might have, and part of these losses may not be useable at all. The ability of the Pro Forma Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders each of the Funds. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Pro Forma Fund.

DISTRIBUTION OF SHARES

DISTRIBUTION PLANS

The Board of Trustees of TA IDEX has adopted a Rule 12b-1 Plan for certain classes of shares.

DISTRIBUTION OF CLASS A SHARES. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the funds may pay AFSG a fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares.

However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS B SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS C SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

CLASS T SHARES. This class of shares does not have a 12b-1 Plan of Distribution, and is closed to new shareholders.

THE EFFECT OF RULE 12B-1. Because the funds have Rule 12b-1 Plans, even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A shares. In general, because Rule 12b-1 Plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the funds' Rule 12b-1 Plans, see the SAI.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

Transamerica Capital, Inc. ("TCI"), a broker-dealer affiliated to TFAI, TIM and AFSG, engages in wholesaling activities designed to support and maintain and increase the number of, the financial intermediaries who sell shares of TA IDEX. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, TA IDEX to financial intermediaries and providing sales training, retail broker support and other services. Such activities are financed by fees paid by TFAI and AFSG, and not the TA IDEX funds. TCI (in connection with, or in addition to, wholesaling services), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees paid, directly or indirectly, by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the Fees and Expenses subsections of this Proxy Statement/Prospectus, and they do not change the price paid by investors for the purchase of a fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or shareholders in the funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar-amount. As of the date of this Proxy Statement/Prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). In addition, TCI participates in ticket charge programs with Associated Securities, Securities America and Centaurus Financial, in which TCI reimburses the broker/dealer for ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays flat annual fees ranging from $5,000 to $17,500 to Centaurus Financial, Transamerica Financial Advisors, and Associated Securities, Inc. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.

As of the date of this Proxy Statement/Prospectus, TCI has such revenue sharing arrangements with over 20 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., Centaurus Financial, Compass Group, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Legg Mason, Merrill Lynch, Morgan Stanley, PNC, Prudential Investments, RBC Dain Rauscher, Securities America, Signator Investors, Transamerica Financial Advisors, UBS Financial, US Bancorp and Wachovia Securities, and Ziegler.

For the calendar year ended December 31, 2005, TCI paid approximately $3.1 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

For the same period, TCI received revenue sharing payments ranging from $3,000 to $112,000 for a total of $605,041 from the following financial services firms to participate in sales events: T. Rowe Price; American Century; Merrill Lynch; Pacific Investment Management, LLC; Van Kampen Investments; Prudential; MFS; Lehman Brothers; Great Companies; Franklin Templeton; Evergreen Investments; Citigroup; Bank of America and Janus Capital Management.

In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, AFSG may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled "Dealer Reallowances" of the Statement of Additional Information of TA IDEX dated March 1, 2006.)

From time to time, TCI, its affiliates and/or TFAI and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker-marketing and regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund's portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds pay AFSG, or its agent, fees for its services. Of the distribution and service fees it receives for Class A and B shares, AFSG, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C shares, AFSG or its agent reallows its entire fee to those brokers or dealers.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax rate brackets).

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Each fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of a fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and each tax-deferred account investor should consult their tax advisers regarding their investments in a tax-deferred account.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year; otherwise it is a short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

Additionally, any loss realized on a sale of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

If more than 50% of the value of the total assets of a fund consists of stock or securities of foreign corporations at the close of a taxable year, the fund may elect to treat certain foreign taxes paid by them as paid by their shareholders. If a fund makes this election, the amount of the foreign taxes paid by the fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and its shareholders will be entitled either (a) to credit their proportionate amounts of the foreign taxes paid by the fund against their federal income tax liabilities, or (b) to deduct their proportionate amounts from their federal taxable income under certain circumstances.

WITHHOLDING TAXES

As with all mutual funds, a fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to U.S. tax certification requirements. Additionally, the appropriate tax form (generally, W-8BEN form) and documentary evidence is required if you are not a U.S. citizen or U.S. resident alien.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investment made in shares of the TA IDEX funds. More information is provided in the Statement of Additional Information, dated March 1, 2006. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the funds.

INVESTMENT POLICY CHANGES

TA IDEX Transamerica Equity invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain investments as indicated in this Proxy Statement/Prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by TA IDEX's Board without shareholder approval. To the extent authorized by law, TA IDEX and each of the Funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

                   FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the Acquiring Fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. The information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Acquiring Fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request. Financial Highlights for Class T shares are not included because Class T shares will not commence operations until the consummation of the Reorganization. The information from November 1, 2005 through April 30, 2006 is unaudited.

FINANCIAL HIGHLIGHTS
(UNAUDITED FOR THE PERIOD ENDED APRIL 30, 2006)

                                    FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
                       -----------------------------------------------------------------------------------------------
                                          Investment Operations
                                  ------------------------------------             Distributions
                       Net Asset     Net      Net Realized              -----------------------------------  Net Asset
            For the      Value,   Investment       and                   From Net   From Net                   Value,
            Period     Beginning    Income     Unrealized      Total    Investment  Realized      Total         End
         Ended (d)(g)  of Period    (Loss)     Gain (Loss)  Operations    Income      Gains   Distributions  of Period
         ------------  ---------  ----------  ------------  ----------  ----------  --------  -------------  ---------
Class A    4/30/2006     $ 8.87    $(0.03)       $ 1.08       $ 1.05        $--      $(0.08)     $(0.08)       $9.84
          10/31/2005       7.44     (0.02)         1.58         1.56         --       (0.13)      (0.13)        8.87
          10/31/2004       6.86     (0.07)         0.65         0.58         --          --          --         7.44
          10/31/2003       5.52     (0.05)         1.39         1.34         --          --          --         6.86
          10/31/2002       6.38     (0.07)        (0.79)       (0.86)        --          --          --         5.52
          10/31/2001      10.16     (0.10)        (3.68)       (3.78)        --          --          --         6.38

Class B    4/30/2006       8.49     (0.06)         1.04         0.98         --       (0.08)      (0.08)        9.39
          10/31/2005       7.19     (0.08)         1.51         1.43         --       (0.13)      (0.13)        8.49
          10/31/2004       6.68     (0.11)         0.62         0.51         --          --          --         7.19
          10/31/2003       5.40     (0.09)         1.37         1.28         --          --          --         6.68
          10/31/2002       6.29     (0.12)        (0.77)       (0.89)        --          --          --         5.40
          10/31/2001      10.12     (0.16)        (3.67)       (3.83)        --          --          --         6.29

Class C    4/30/2006       8.50     (0.06)         1.03         0.97         --       (0.08)      (0.08)        9.39
          10/31/2005       7.20     (0.08)         1.51         1.43         --       (0.13)      (0.13)        8.50
          10/31/2004       6.68     (0.11)         0.63         0.52         --          --          --         7.20
          10/31/2003       5.30     (0.09)         1.47         1.38         --          --          --         6.68

Class I    4/30/2006       9.17        --(h)       0.78         0.78         --       (0.08)      (0.08)        9.87

                                                       RATIOS/SUPPLEMENTAL DATA
                                    --------------------------------------------------------------
                                                   Ratio of Expenses
                                    Net Assets,        to Average       Net Investment
            For the                    End of        Net Assets (a)      Income (Loss)   Portfolio
            Period        Total        Period     -------------------     to Average      Turnover
           Ended (g)   Return (c)     (000's)     Net (e)   Total (f)   Net Assets (a)    Rate (b)
          ----------   ----------   -----------   -------   ---------   --------------   ---------
Class A    4/30/2006      11.83%      $ 86,366     1.52%      1.53%         (0.72)%          3%
          10/31/2005      21.16        301,635     1.36       1.36          (0.27)          39
          10/31/2004       8.45        176,851     1.50       1.50          (0.90)          97
          10/31/2003      24.28         56,618     1.56       1.56          (0.87)          55
          10/31/2002     (13.50)        25,127     1.74       2.32          (1.19)          19
          10/31/2001     (37.20)         2,750     1.55       2.75          (1.15)          42

Class B    4/30/2006      11.53         54,678     2.17       2.42          (1.34)           3
          10/31/2005      20.03         49,865     2.18       2.61          (0.99)          39
          10/31/2004       7.68         47,928     2.20       2.72          (1.62)          97
          10/31/2003      23.70          4,613     2.21       2.21          (1.52)          55
          10/31/2002     (14.22)         2,732     2.39       2.98          (1.84)          19
          10/31/2001     (37.78)         3,070     2.20       3.40          (1.80)          42

Class C    4/30/2006      11.40         26,775     2.16       2.16          (1.34)           3
          10/31/2005      20.05         23,656     2.18       2.31          (1.00)          39
          10/31/2004       7.78         21,808     2.20       2.55          (1.63)          97
          10/31/2003      26.04          1,435     2.21       2.21          (1.52)          55

Class I    4/30/2006       8.50        512,862     0.81       0.81           0.02            3

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception dates for the Fund's offering of share classes were as follows:
          Class C was November 11, 2002.
          Class I was November 15, 2005.

(h)  Amount rounds to less than $0.01.

                               Index of Appendices

Appendix A: Form of Plan of Reorganization

Appendix B: Explanation of Strategies and Risks

Appendix C: Performance Update

Appendix D: Share Ownership

                   APPENDIX A: FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Reorganization Plan") is adopted as of this July 19, 2006, by Transamerica IDEX Mutual Funds (the "Trust") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of its series, TA IDEX Janus Growth and TA IDEX Transamerica Equity.

This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization to which this Reorganization Plan applies (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund in the table below to the Acquiring Fund in the table below in exchange solely for Class A, B, C and I voting shares of the Acquiring Fund (the "Acquiring Fund Shares"); the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization
Plan:

    ACQUIRED FUND             ACQUIRING FUND
    -------------      ---------------------------
TA IDEX Janus Growth   TA IDEX Transamerica Equity

WHEREAS, the Trust is an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Trustees of the Trust also have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, the Trust, on behalf of the Acquiring Fund and the Acquired Fund separately, hereby approves the Reorganization Plan on the following terms and conditions:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approvals of the shareholders of the Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust will transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, B, C and I Acquiring Fund Shares determined by dividing the value of an Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph
     3.1 (the "Closing").

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in paragraph 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders
     (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Class A, B, C and I Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although shares representing interests in shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business of the New York Stock Exchange ("NYSE") and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trustee's Declaration of Trust, the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Trustee's Board of Trustees.

2.2. The net asset value of an Acquiring Fund Share of any class shall be the net asset value per share computed for that class as of the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust, the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Trust's Board of Trustees.

2.3. The number of A, B, C and I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Class A, B, C and I Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquiring Fund's designated record keeping agent.

3.   CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [__________, 2006], or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the Board of Trustees or officers of the Trust may designate.

3.2. The Trust shall direct the custodian of the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, (the "1940 Act"), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

3.3. Transamerica Fund Services, Inc., as transfer agent for the Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of the Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, ("1933 Act"), are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, (the "1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

     (g) The Acquired Fund has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The financial statements of the Acquired Fund as of and for the year ended October 31, 2005 have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm. Such statements are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

     (j) Since October 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under
          Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, and, subject to the approval of the shareholders of the Acquired Fund, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The financial statements of the Acquiring Fund as of and for the year ended October 31, 2005 have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;

     (i) Since October 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under
          Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Fund and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Trust;

     (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to Trust or the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. To the extent required by applicable law, the Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Acquiring Fund Shares of each class to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5. Subject to the provisions of this Reorganization Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares of each class received at the Closing.

5.7. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

5.9. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Fund and the Trust contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Trust and the Acquiring Fund on or before the Closing Date; and

6.3. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Trust and the Acquired Fund contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Trust or the Acquired Fund on or before the Closing Date;

7.3. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders
     (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization
     Plan:

8.1. The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, applicable Delaware law and/or the 1940 Act, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. Dechert LLP shall deliver an opinion addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

9.1. The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The investment adviser to each of the Acquired Fund and the Acquiring Fund, Transamerica Fund Advisors, Inc., shall bear all of the expenses relating to the proposed Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

12.  AMENDMENTS

     This Reorganization Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Trust; provided, however, that following any meeting of the shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

13.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

13.2. This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

13.3. This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

13.4. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Trustees of the Trust has caused this Reorganization Plan to be approved on behalf of the Acquiring Fund and the Acquired Fund.

                                        Transamerica IDEX Mutual Funds


                                        By: /s/ John K. Carter
                                            ------------------------------------
                                        Name: John K. Carter
                                        Title: Chief Executive Officer,
                                               President, General Counsel and
                                               Secretary

                 APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions about the Funds, you found descriptions of the principal strategies and risks associated with the Funds. In those pages, you were referred to this Appendix for more information about the risks of both principal and non-principal investments.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

Both the Acquiring and Acquired Funds are diversified funds under the 1940 Act.

INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a Fund may hold fluctuate in price, the value of an investment in the Fund will go up and down.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with U.S. securities of domestic issuers, including:

- CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your Fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some Funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The Fund may incur costs when it converts other currencies into dollars, and vice-versa.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a Fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the Fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a Fund's currency exposure from one currency to another removes the Fund's opportunity to profit from the original currency and involves a risk of increased losses for the Fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, the Acquired Fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. The Fund uses derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a Fund may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or asses at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investment than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal that it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the Fund:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. The Fund's investment in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a Fund's interest. If the Fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mis-pricing or improper valuation or derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your Fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

PORTFOLIO TURNOVER

A Fund may engage in a significant number of short-term transactions, which may lower performance. High turnover rate will not limit a manager's ability to buy or sell securities for these Funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Fund. The Funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

INVESTMENT STRATEGIES

A Fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Board. No Fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed in the Statement of Additional Information of TA IDEX, dated March 1, 2006.

                         APPENDIX C: PERFORMANCE UPDATE

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") posted a gain of 8.71% in the twelve months ended October 31, 2005, due largely to a broadly based advance in the initial months of the period, and to gains for energy and utilities stocks throughout the year.

Focusing on sustained growth in the economy and corporate earnings, benign levels of inflation and still-low interest rates, the equity market largely ignored a surge in energy prices that began in 2003 and staged a powerful rally through early 2005. Throughout the year, investors alternated between fear of recession and expectations of sustainable economic growth, causing stock prices to vacillate widely. Their concerns about the state of the economy were heightened after late-summer hurricanes shuttered many Gulf Coast oil and gas refineries, setting off yet another spike in energy prices while interest rates continued to climb.

The economic expansion withstood the hurricanes' impact, but recent government data pointed to growing inflationary pressures as producers increasingly passed along higher energy costs to consumers. Investor sentiment turned cautious as bond yields rose and the equity market lost ground.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Transamerica Equity, Class A returned 21.16%. By comparison its primary and former benchmarks, the Russell 1000 Growth Index and the S&P 500, returned 8.81% and 8.71%, respectively.

STRATEGY REVIEW

The primary drivers of the portfolio's superior results were individual healthcare, financial and technology holdings which more than offset an underweighting in energy, the market's strongest sector. The portfolio comprised investments in companies that, in our view, benefited from strongly positive secular trends and have strong management teams, stable balance sheets and highly competitive positions. Because we found more industrial, consumer discretionary, health care and technology stocks that met these parameters, the portfolio was overweighted in those sectors. The portfolio was underweighted in utilities, telecommunications, energy and financial stocks, which were areas where we identified fewer stocks with the right combination of attributes. The largest contributors to total return were SanDisk Corporation ("SanDisk"), Genentech, Inc. ("Genentech"), and Chicago Mercantile Exchange Holdings Inc. ("CME"). Each is a prime example of a company well positioned to benefit from an enduring, non-cyclical trend.

SanDisk is a leading competitor among portable memory manufacturers, whose shares rose dramatically as it became increasingly clear that applications and demand for ultra-compact memory devices (e.g., picture cell phones) were expanding at a rapid rate. CME's shares rose sharply as investors became increasingly aware that this electronic exchange is at the forefront of a structural shift in how futures, options, foreign exchange and credit derivatives are traded. Genentech, a biopharmaceutical company that develops new therapies for widespread forms of cancer (i.e., breast, lung and colon), saw its stock advance on positive news about the efficacy of Avastin, a ground-breaking cancer treatment.

The gains for these and other stocks were partially diluted by losses for Lexmark International, Inc. ("Lexmark") (computer printers) and Zimmer Holdings, Inc. ("Zimmer") (replacement joint supplier).We exited Lexmark soon after learning that its major customer relationship was in jeopardy but have maintained the portfolio's exposure to Zimmer. Investors exited Zimmer's stock after the company announced that, under pressure from Europe and Japan, it would not raise product prices. In our view, the company's prospects are still encouraging, since sales volumes continue to rise.

                           APPENDIX D: SHARE OWNERSHIP

As of the Record Date, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of either party to the Reorganization are set forth below:

                              TA IDEX Janus Growth

Beneficial or Record Owner   Shares
of Securities and Address     Owned   % Owned
--------------------------   ------   -------
Robert L. Anderson
Daniel Calabria
Charles C. Harris
Jack E. Zimmerman
Janice B. Case
Norm R. Nielsen
Russell A. Kimball
Leo J. Hill
Brian C. Scott
William W. Short, Jr.
John W. Waechter
Peter R. Brown

Director owned shares

                           TA IDEX Transamerica Equity

Beneficial or Record Owner   Shares
of Securities and Address     Owned   % Owned
--------------------------   ------   -------
Robert L. Anderson
Daniel Calabria
Charles C. Harris
Jack E. Zimmerman
Janice B. Case
Norm R. Nielsen
Russell A. Kimball
Leo J. Hill
Brian C. Scott
William W. Short, Jr.
John W. Waechter
Peter R. Brown

Director owned shares

                                     PART B

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                       Statement of Additional Information

                           [___________________, 2006]

Acquisition of the Assets and Liabilities of:  By and in Exchange for Shares of:

TA IDEX Janus Growth                           TA IDEX Transamerica Equity

This Statement of Additional Information is available to the shareholders of TA IDEX Janus Growth in connection with a proposed transaction whereby all of the assets and liabilities of TA IDEX Janus Growth will be transferred to TA IDEX Transamerica Equity in exchange for shares of TA IDEX Transamerica Equity.

This Statement of Additional Information of TA IDEX Transamerica Equity consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Transamerica IDEX Mutual Funds dated March 1, 2006; and

2. The Financial Statements of TA IDEX Janus Growth and TA IDEX Transamerica Equity as included in Transamerica IDEX Mutual Funds' Annual Report filed for the year ended October 31, 2005 and the Semi-Annual Report filed for the period ended on April 30, 2006.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated [___________, 2006] relating to the transaction may be obtained, without charge, by writing to Transamerica IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling 1-888-233-4339. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.


                                    Part B-1

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX JANUS GROWTH PRO FORMA SCHEDULE OF INVESTMENTS
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             TA IDEX               TA IDEX
                                                       TRANSAMERICA EQUITY       JANUS GROWTH          PRO FORMA FUND
                                                       -------------------  ---------------------  ---------------------
                                                         SHARES     VALUE     SHARES      VALUE      SHARES      VALUE
                                                       ---------  --------  ---------  ----------  ---------  ----------
COMMON STOCKS
Amusement & Recreation Services
   Harrah's Entertainment, Inc.                               --   $    --    309,960    $ 25,305    309,960    $ 25,305
Business Services
   Akamai Technologies, Inc.                     ** +         --        --    117,160       3,947    117,160       3,947
   eBay, Inc.                                    **      440,000    15,140    814,965      28,043  1,254,965      43,183
   Fannie Mae                                                 --        --    238,905      12,089    238,905      12,089
   Lamar Advertising Co.                         **           --        --    412,685      22,694    412,685      22,694
   Moody's Corp.                                         220,000    13,642         --          --    220,000      13,642
Chemicals & Allied Products
   Praxair, Inc.                                         350,000    19,646         --          --    350,000      19,646
   Procter & Gamble Co.                                  320,000    18,627    348,125      20,264    668,125      38,891
   Reckitt Benckiser PLC                                      --        --    599,447      21,781    599,447      21,781
Communication
   XM Satellite Radio Holdings, Inc.-Class A     ** +    480,000     9,706    531,545      10,748  1,011,545      20,454
Communications Equipment
   QUALCOMM, Inc.                                        700,000    35,938    457,010      23,463  1,157,010      59,401
   Research In Motion, Ltd.                      ** +         --              176,740      13,544    176,740      13,544
Computer & Data Processing Services
   Amdocs, Ltd.                                  ** +         --        --    600,355      22,333    600,355      22,333
   Ceridian Corp.                                **           --        --    626,150      15,172    626,150      15,172
   Google, Inc.-Class A                          **           --        --     58,450      24,429     58,450      24,429
   Intuit, Inc.                                  **      370,000    20,043         --          --    370,000      20,043
   Microsoft Corp.                                       900,000    21,735         --          --    900,000      21,735
   NAVTEQ Corp.                                  **           --        --    493,485      20,489    493,485      20,489
   Yahoo!, Inc.                                  **           --        --  2,006,435      65,771  2,006,435      65,771
Computer & Office Equipment
   Apple Computer, Inc.                          **      270,000    19,005    175,965      12,386    445,965      31,391
   EMC Corp.                                     **           --        --    958,165      12,945    958,165      12,945
   Sandisk Corp.                                 ** +    335,000    21,383         --          --    335,000      21,383
Drug Stores & Proprietary Stores
   Walgreen Co.                                          430,000    18,030         --          --    430,000      18,030
Electronic & Other Electric Equipment
   General Electric Co.                                  475,000    16,430    908,695      31,432  1,383,695      47,862
Electronic Components & Accessories
   Advanced Micro Devices, Inc.                  ** +         --        --    822,680      26,614    822,680      26,614
Engineering & Management Services
   Jacobs Engineering Group, Inc.                **      270,000    22,329         --          --    270,000      22,329
Food Stores
   Safeway, Inc.                                              --        --    572,305      14,382    572,305      14,382
Health Services
   Coventry Health Care, Inc.                    **           --        --    481,105      23,896    481,105      23,896
Holding & Other Investment Offices


THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX JANUS GROWTH PRO FORMA SCHEDULE OF INVESTMENTS
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             TA IDEX               TA IDEX
                                                       TRANSAMERICA EQUITY       JANUS GROWTH          PRO FORMA FUND
                                                       -------------------  ---------------------  ---------------------
                                                         SHARES     VALUE     SHARES      VALUE      SHARES      VALUE
                                                       ---------  --------  ---------  ----------  ---------  ----------
   Host Hotels & Resorts, Inc. REIT                           --        --    101,537       2,134    101,537       2,134
Hotels & Other Lodging Places
   Marriott International, Inc.-Class A                  300,000    21,921         --          --    300,000      21,921
   MGM Mirage, Inc.                              **      450,000    20,205         --          --    450,000      20,205
   Starwood Hotels & Resorts Worldwide, Inc.                  --        --    358,530      20,572    358,530      20,572
Industrial Machinery & Equipment
   Caterpillar, Inc.                                     350,000    26,509         --          --    350,000      26,509
Instruments & Related Products
   Alcon, Inc.                                   +            --        --    155,365      15,802    155,365      15,802
Insurance
   UnitedHealth Group, Inc.                                   --        --    923,625      45,941    923,625      45,941
   WellPoint, Inc.                               **      275,000    19,525         --          --    275,000      19,525
Management Services
   Paychex, Inc.                                         400,000    16,156         --          --    400,000      16,156
Medical Instruments & Supplies
   Medtronic, Inc.                               +            --        --    614,085      30,778    614,085      30,778
   Synthes, Inc.                                 +            --        --    276,877      34,283    276,877      34,283
   Varian Medical Systems, Inc.                  **           --        --    530,560      27,791    530,560      27,791
   Zimmer Holdings, Inc.                         **      250,000    15,725         --          --    250,000      15,725
Oil & Gas Extraction
   Anadarko Petroleum Corp.                              150,000    15,723         --          --    150,000      15,723
   Apache Corp.                                               --        --     83,975       5,966     83,975       5,966
   Schlumberger, Ltd.                            +       400,000    27,656     93,220       6,445    493,220      34,101
Personal Credit Institutions
   SLM Corp.                                                  --        --    258,935      13,692    258,935      13,692
Petroleum Refining
   Suncor Energy, Inc.                                   250,000    21,435         --          --    250,000      21,435
   Valero Energy Corp.                                        --        --    231,005      14,955    231,005      14,955
Pharmaceuticals
   Allergan, Inc.                                +       200,000    20,544         --          --    200,000      20,544
   Celgene Corp.                                 **           --        --  1,817,840      76,640  1,817,840      76,640
   Dade Behring Holdings, Inc.                                --        --    373,970      14,585    373,970      14,585
   Genentech, Inc.                               **      280,000    22,319    130,110      10,371    410,110      32,690
   Roche Holding AG-Genusschein                               --        --    362,798      55,627    362,798      55,627
   Teva Pharmaceutical Industries, Ltd., ADR                  --        --    764,060      30,944    764,060      30,944
Printing & Publishing
   McGraw-Hill Cos., Inc. (The)                          420,000    23,377         --          --    420,000      23,377
Retail Trade
   Staples, Inc.                                         820,000    21,656  1,249,432      32,998  2,069,432      54,654
Security & Commodity Brokers
   American Express Co.                                  400,000    21,524         --          --    400,000      21,524
   Ameriprise Financial, Inc.                            350,000    17,164         --          --    350,000      17,164
   Chicago Mercantile Exchange                   +        65,000    29,770     44,570      20,413    109,570      50,183


THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX JANUS GROWTH PRO FORMA SCHEDULE OF INVESTMENTS
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             TA IDEX               TA IDEX
                                                       TRANSAMERICA EQUITY       JANUS GROWTH          PRO FORMA FUND
                                                       -------------------  ---------------------  ---------------------
                                                         SHARES     VALUE     SHARES      VALUE      SHARES      VALUE
                                                       ---------  --------  ---------  ----------  ---------  ----------
   Merrill Lynch & Co., Inc.                                  --        --    133,260      10,162    133,260      10,162
Telecommunications
   Sprint Nextel Corp.                                   440,000    10,912         --          --    440,000      10,912
Transportation & Public Utilities
   Expeditors International of Washington, Inc.          280,000    23,971         --          --    280,000      23,971
Trucking & Warehousing
   United Parcel Service, Inc.-Class B           +       340,000    27,564    129,065      10,463    469,065      38,027
Wholesale Trade Nondurable Goods
   SYSCO Corp.                                                --        --    511,030      15,275    511,030      15,275
                                                                  --------             ----------             ----------
TOTAL COMMON STOCKS (COST: $1,248,914)                             655,310                947,564              1,602,874
                                                                  --------             ----------             ----------

                                                       PRINCIPAL    VALUE     PRINCIPAL     VALUE    PRINCIPAL    VALUE
                                                       ---------    -----     ---------    ------    ---------   ------

SECURITY LENDING COLLATERAL
DEBT
Bank Notes
   Bank of America
   4.81%, due 06/07/2006                         *     $   1,670    $1,670    $ 3,078      $3,078     $4,748      $4,748
   4.81%, due 08/10/2006                         *         1,612     1,612      2,970       2,970      4,582       4,582
   Bear Stearns & Co.
   5.01%, due 06/06/2006                         *           645       645      1,188       1,188      1,833       1,833
   5.01%, due 09/07/2006                         *         1,934     1,934      3,564       3,564      5,498       5,498
Certificates Of Deposit
   Halifax Bank of Scotland
   4.78%, due 06/06/2006                         *         1,612     1,612      2,970       2,970      4,582       4,582
   Rabobank Nederland
   4.87%, due 05/31/2006                         *         1,612     1,612      2,970       2,970      4,582       4,582
Commercial Paper
   Banco Santander Central Hispano SA
   4.77%, due 05/02/2006                                     967       967      1,782       1,782      2,749       2,749
   Sheffield Receivables Corp.-144A
   4.81%, due 05/03/2006                                   1,609     1,609      2,966       2,966      4,575       4,575
Euro Dollar Overnight
   Bank of Montreal
   4.77%, due 05/02/2006                                   1,289     1,289      2,376       2,376      3,665       3,665
   Dexia Group
   4.78%, due 05/04/2006                                   1,612     1,612      2,970       2,970      4,582       4,582
   Fortis Bank
   4.77%, due 05/01/2006                                     645       645      1,188       1,188      1,833       1,833
   Royal Bank of Canada
   4.77%, due 05/01/2006                                   2,256     2,256      4,158       4,158      6,414       6,414
   Royal Bank of Scotland

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX JANUS GROWTH PRO FORMA SCHEDULE OF INVESTMENTS
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             TA IDEX               TA IDEX
                                                       TRANSAMERICA EQUITY       JANUS GROWTH          PRO FORMA FUND
                                                       -------------------  ---------------------  ---------------------
                                                        PRINCIPAL   VALUE     PRINCIPAL     VALUE    PRINCIPAL     VALUE
                                                        ---------   -----     ---------     -----    ---------     -----
   4.75%, due 05/03/2006                                   1,612     1,612      2,970       2,970      4,582       4,582
   Svenska Handlesbanken
   4.82%, due 05/01/2006                                   1,231     1,231      2,269       2,269      3,500       3,500
Euro Dollar Terms
   BancoBilbao Vizcaya Argentaria SA
   4.95%, due 06/20/2006                                   1,289     1,289      2,376       2,376      3,665       3,665
   Bank of the West
   4.94%, due 06/16/2006                                   1,289     1,289      2,376       2,376      3,665       3,665
   Barclays
   4.79%, due 05/10/2006                                   1,934     1,934      3,564       3,564      5,498       5,498
   4.77%, due 05/16/2006                                     645       645      1,188       1,188      1,833       1,833
   Canadian Imperial Bank of Commerce
   4.97%, due 06/23/2006                                     967       967      1,782       1,782      2,749       2,749
   Credit Suisse First Boston Corp.
   4.73%, due 05/08/2006                                     967       967      1,782       1,782      2,749       2,749
   Fortis Bank
   4.83%, due 05/08/2006                                     645       645      1,188       1,188      1,833       1,833
   Lloyds TSB Bank
   4.81%, due 05/11/2006                                     967       967      1,782       1,782      2,749       2,749
   Royal Bank of Scotland
   4.87%, due 05/12/2006                                   1,289     1,289      2,376       2,376      3,665       3,665
   Societe Generale
   4.79%, due 05/10/2006                                   1,612     1,612      2,970       2,970      4,582       4,582
   UBS AG
   4.95%, due 06/20/2006                                   1,612     1,612      2,970       2,970      4,582       4,582
Repurchase Agreements                            ++
   Credit Suisse First Boston Corp. 4.92%,
      dated 04/28/2006 to be repurchased at
      $6,225 on 05/01/2006                                 2,188     2,188      4,033       4,033      6,221       6,221
   Goldman Sachs Group, Inc. (The) 4.92%, dated
      04/28/2006 to be repurchased at $13,466
      on 05/01/2006                                        4,735     4,735      8,726       8,726     13,461      13,461
   Lehman Brothers, Inc. 4.92%, dated
      04/28/2006 to be repurchased at $227
      on 05/01/2006                                           80        80        147         147        227         227
   Merrill Lynch & Co. 4.87%, dated 04/28/2006
      to be repurchased at $13,751 on
      05/01/2006                                           4,835     4,835      8,910       8,910     13,745      13,745
   Morgan Stanley Dean Witter & Co. 4.93%,
      dated 04/28/2006 to be repurchased at
      $6,417 on 05/01/2006                                 2,256     2,256      4,158       4,158      6,414       6,414


THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX JANUS GROWTH PRO FORMA SCHEDULE OF INVESTMENTS
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             TA IDEX               TA IDEX
                                                       TRANSAMERICA EQUITY       JANUS GROWTH          PRO FORMA FUND
                                                       -------------------  ---------------------  ---------------------
                                                         SHARES     VALUE     SHARES      VALUE      SHARES      VALUE
                                                       ---------  --------  ---------  ----------  ---------  ----------
INVESTMENT COMPANIES
   Barclays Global Investors Institutional
      Money Market Fund
   1-day yield of 4.78%                                2,578,693  $  2,579  4,752,009  $    4,752  7,330,702  $    7,331
   Merrimac Cash Fund, Premium Class
      1-day yield of 4.61%                       @       686,102       686  1,264,347       1,264  1,950,449       1,950
                                                                  --------             ----------             ----------
TOTAL SECURITY LENDING COLLATERAL
   (COST: $144,644)                                                 50,881                 93,763                144,644
                                                                  --------             ----------             ----------
TOTAL INVESTMENT SECURITIES (COST: $1,393,558)   #                $706,191             $1,041,327             $1,747,518
                                                                  ========             ==========             ==========

FORWARD FOREIGN CURRENCY CONTRACTS:

                                        AMOUNT IN
                                      U.S. DOLLARS   NET UNREALIZED
               BOUGHT    SETTLEMENT      BOUGHT       APPRECIATION
CURRENCY       (SOLD)       DATE         (SOLD)      (DEPRECIATION)
--------      --------   ----------   ------------   --------------
Swiss Franc   (46,300)    6/28/2006     $(37,183)        $(262)
                                        --------         -----
                                        $(37,183)        $(262)
                                        ========         =====

NOTES TO SCHEDULE OF INVESTMENTS:

**   Non-income producing.

+ At April 30, 2006, all or a portion of this security is on loan. The value at April 30, 2006, of all securities on loan is $140,791.

*    Floating or variable rate note. Rate is listed as of April 30, 2006.

++ Cash collateral for the Repurchase Agreements, valued at $41,250, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.05% and 05/02/2006 - 12/31/2049, respectively.

@ Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

# Aggregate cost for Federal income tax purposes is $1,396,353. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $380,920 and $29,755, respectively. Net unrealized appreciation for tax purposes is $351,165.

DEFINITIONS:

144A 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, these securities aggregated $4,575.

ADR American Depositary Receipt
REIT Real Estate Investment Trust

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX JANUS GROWTH PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                      TA IDEX       TA IDEX
                                                                   TRANSAMERICA      JANUS                   PRO FORMA
                                                                      EQUITY        GROWTH     ADJUSTMENTS      FUND
                                                                   ------------   ----------   -----------   ----------
ASSETS:
   Investment securities, at cost                                      $580,424   $  813,134                 $1,393,558
                                                                       ========   ==========                 ==========
   Investment securities, at value
      (including securities loaned of $49,385, $91,406
      and 140,791, respectively)                                       $706,191   $1,041,327                 $1,747,518
   Cash                                                                  24,475       79,594                    104,069

   Receivables:
      Investment securities sold                                             --       11,699                     11,699
      Shares of beneficial interest sold                                  1,515           93                      1,608
      Interest                                                               45          180                        225
      Dividends                                                             330          588                        918
      Dividend reclaims receivable                                           --          328                        328
   Other                                                                     28          356                        384
                                                                       --------   ----------                 ----------
                                                                        732,584    1,134,165                  1,866,749
                                                                       --------   ----------                 ----------

LIABILITIES:
   Investment securities purchased                                           --        1,943                      1,943
   Accounts payable and accrued liabilities:
      Shares of beneficial interest redeemed                                331        1,877                      2,208
      Management and advisory fees                                          404          665                      1,069
      Distribution and service fees                                          93          314                        407
      Transfer agent fees                                                   101          346                        447
      Administration fees                                                    11           16                         27
   Payable for collateral for securities on loan                         50,881       93,763                    144,644
   Unrealized depreciation on forward foreign currency contracts             --          262                        262
   Other                                                                     82          509                        591
                                                                       --------   ----------                 ----------
                                                                         51,903       99,695                    151,598
                                                                       --------   ----------                 ----------
NET ASSETS                                                             $680,681   $1,034,470                 $1,715,151
                                                                       ========   ==========                 ==========
NET ASSETS CONSIST OF:
   Shares of beneficial interest, unlimited shares authorized,
      no par value                                                     669,138     1,506,484                  2,175,622
   Distributable net investment income (loss)                             (826)       (3,243)                    (4,069)
   Accumulated net realized gain (loss) from investment
      securities and foreign currency transactions                     (113,397)    (696,701)                  (810,098)
   Net unrealized appreciation (depreciation) on:
      Investment securities                                             125,766      228,180                    353,946
      Translation of assets and liabilities denominated
         in foreign currencies                                               --         (250)                      (250)
                                                                       --------   ----------                 ----------
NET ASSETS                                                             $680,681   $1,034,470                 $1,715,151
                                                                       ========   ==========                 ==========

NET ASSETS BY CLASS:
      Class A                                                          $ 86,366   $  437,575                 $  523,941
      Class B                                                            54,678      164,899                    219,577
      Class C                                                            26,775       57,679                     84,454
      Class I                                                           512,862      153,330                    666,192
      Class T                                                                --      220,987                    220,987
   SHARES OUTSTANDING:
      Class A                                                             8,780       16,897       27,572(a)     53,249
      Class B                                                             5,826        6,940       10,621(a)     23,387
      Class C                                                             2,850        2,429        3,714(a)      8,993
      Class I                                                            51,972        5,905        9,630(a)     67,507
      Class T                                                                --        8,163           --         8,163
   NET ASSET VALUE PER SHARE:
      Class A                                                          $   9.84   $    25.90                 $     9.84
      Class B                                                              9.39        23.76                       9.39
      Class C                                                              9.39        23.75                       9.39
      Class I                                                              9.87        25.97                       9.87
      Class T                                                                --        27.07                      27.07
   MAXIMUM OFFERING PRICE PER SHARE (1):
      Class A                                                          $  10.41   $    27.41                 $    10.41
      Class T                                                          $     --   $    29.58                 $    29.58

(1) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

(a)  Please see Note 2 of the Pro Forma Notes to the Financial Statements

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX JANUS GROWTH PRO FORMA STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 1, 2005 THROUGH APRIL 30, 2006
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                      TA IDEX       TA IDEX
                                                                   TRANSAMERICA      JANUS                     PRO FORMA
                                                                      EQUITY        GROWTH     ADJUSTMENTS        FUND
                                                                   ------------   ----------   -----------     ----------
INVESTMENT INCOME:
   Dividends (net of withholding taxes on foreign dividends of
      $4, $165 and $169, respectively)                                 $  3,156   $   7,045                    $   10,201
   Interest                                                                 373       1,625                         1,998
   Income from loaned securities-net                                         41         145                           186
                                                                       --------   ---------                    ----------
                                                                          3,570       8,815                        12,385
                                                                       --------   ---------                    ----------

EXPENSES:
   Management and advisory fees                                           3,405       8,493           (727)(b)     11,171
   Distribution and service fees:
      Class A                                                               621       1,919                         2,540
      Class B                                                               512       1,824                         2,336
      Class C                                                               247         647                           894
   Transfer agent fees:
      Class A                                                               368       1,473                         1,841
      Class B                                                               374       1,108                         1,482
      Class C                                                                96         318                           414
      Class I                                                                --          --                            --
      Class T                                                                --         267                           267
   Printing and shareholder reports                                          97         427                           524
   Custody fees                                                              38         153            (56)(c)        135
   Administration fees                                                       91         221                           312
   Legal fees                                                                25          82                           107
   Audit fees                                                                29          19            (19)(d)         29
   Trustees fees                                                             19          53                            72
   Registration fees                                                         49          71                           120
   Other                                                                      8          86                            94
                                                                       --------   ---------         ------     ----------
Total expenses                                                            5,979      17,161           (802)        22,338
      Less:
   Reimbursement of class expenses:
      Class A                                                                (8)         --              8(e)          --
      Class B                                                              (204)       (219)          (208)(e)       (631)
      Class C                                                                (3)        (41)           (45)(e)        (89)
                                                                       --------   ---------         ------     ----------
   Total reimbursed expenses                                               (215)       (260)          (245)          (720)
                                                                       --------   ---------         ------     ----------
   Net expenses                                                           5,764      16,901         (1,047)        21,618
                                                                       --------   ---------         ------     ----------
NET INVESTMENT INCOME (LOSS)                                             (2,194)     (8,086)         1,047         (9,233)
                                                                       --------   ---------         ------     ----------
NET REALIZED GAIN (LOSS) FROM:
   Investment securities                                                 13,239     120,913                       134,152
   Foreign currency transactions                                             --       2,214                         2,214
                                                                       --------   ---------                    ----------
                                                                         13,239     123,127                       136,366
                                                                       --------   ---------                    ----------

NET INCREASE (DECREASE) IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON:
   Investment securities                                                 99,320      43,626                       142,946
   Translation of assets and liabilities denominated in foreign
      currencies                                                             --        (284)                         (284)
                                                                       --------   ---------                    ----------
                                                                         99,320      43,342                       142,662
                                                                       --------   ---------                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                                    112,559     166,469                       279,028
                                                                       --------   ---------                    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $110,365   $ 158,383          1,047     $  269,795
                                                                       ========   =========         ======     ==========

(b) - (e) Please see Note 2 of the Pro Forma Notes to the Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX JANUS GROWTH PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At April 30, 2006
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

NOTE 1 - GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of TA IDEX Janus Growth (the "Fund") to TA IDEX Transamerica Equity (the "Acquiring Fund") in exchange for Class A, B, C, I and T shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Fund as described elsewhere in this proxy statement/prospectus.

The "Pro Forma Fund" as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because this fund's investment objective/style, fee and expense structure would remain in tact with the combined fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for the Class A, B, C, I and T shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for the Class A, B, C, I and T shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on April 30, 2006. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective May 1, 2005 to report operations for the twelve months ended April 30, 2006.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Fund and the Acquiring Fund, which are included in their respective semi-annual reports dated April 30, 2006.

NOTE 2 - PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust shares outstanding of the Pro Forma Fund based on combining the Fund at the Acquiring Fund's net asset value.

(b) To restate advisory fees using the Acquiring Fund advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Fund and Acquiring Fund.

(c)  To remove duplicate Custody fees.

(d)  To remove duplicate Auditing fees.

(e) To adjust the Reimbursements by the investment advisor as a result of the stated annual expense limit of the Acquiring Fund at the combined average daily net assets of the Fund and the Acquiring Fund.

No adjustments have been made to investments owned on the Schedules of Investments as the investments of the Pro Forma Fund are not unsuitable nor violate the investment objectives of the Acquiring Fund.

At April 30, 2006
(all amounts in thousands)
(unaudited)

NOTE 3 - INVESTMENT ADVISORY AND OTHER TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Acquiring Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Acquiring Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Acquiring Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Acquiring Fund and a sub-adviser to the Pro Forma Fund.

Certain officers and trustees of the Acquiring Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule represents the percentage of Pro Forma Fund assets owned by affiliated investment companies at April 30, 2006:

                                                         Net        % of
                                                       Assets    Net Assets
                                                      --------   ----------
TA IDEX Asset Allocation- Conservative Portfolio      $ 41,647      2.43%
TA IDEX Asset Allocation- Growth Portfolio             176,820     10.31%
TA IDEX Asset Allocation- Moderate Portfolio           129,749      7.56%
TA IDEX Asset Allocation- Moderate Growth Portfolio    318,092     18.55%
                                                      --------     -----
   Total                                              $666,308     38.85%
                                                      ========     =====

INVESTMENT ADVISORY FEES

The Acquiring Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

     0.75% of the first $500 million of ANA
     0.70% of ANA over $500 million

If the reorganization is approved, the Acquiring Fund will pay management fees to TFAI based on ANA at the following breakpoints:

     0.75% of the first $500 million of ANA
     0.70% of the next $2.0 billion of ANA
     0.65% of ANA over $2.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     1.17% Expense Limit

                                     PART C

                                OTHER INFORMATION

Item 15 Indemnification

     Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16 Exhibits

(1)  Declaration of Trust(m)

(2)  Bylaws(m)

(3)  Not Applicable

(4)  Form of Plan of Reorganization(n)

(5)  See Exhibits 1 and 2.

(6)  (a)  Investment Advisory Contract - TA IDEX Transamerica Equity(e)

     (b)  Sub-Advisory Agreement - TA IDEX Transamerica Equity(e)

(7)  (a)  Underwriting Agreement(j)

     (b)  Dealer's Sales Agreement(i)

     (c)  Service Agreement(d)

     (d)  Wholesaler's Agreement(c)

     (e) Amended and Restated Plan for Multiple Classes of Shares to be filed herewith.

(8)  Trustees Deferred Compensation Plan(b)

(9)  Custody Agreement(h)

(10) (a)  Plan of Distribution under Rule 12b-1 - Class A/B Shares(k)

     (b)  Plan of Distribution under Rule 12b-1 - Class C Shares(k)

          (i)  TA IDEX Transamerica Equity(e)

          (ii) Amendment to Plan of Distribution under Rule 12b-1(f)

(11) Opinion and Consent of Counsel to be filed herewith.

(12) Opinion and Consent of Dechert LLP to be filed by post-effective amendment.

(13) (a)  (i)  Transfer Agency Agreement(a)

          (ii) Amendment to Transfer Agency Agreement(l)

     (b)  (i)  Administrative Services Agreement(h)

          (ii) Amendment to Administrative Services Agreement(l)

     (c)  Expense Limitation Agreement(j)

     (d)  Consulting Agreement(k)

(14) Consent of Independent Registered Certified Public Accounting Firm is filed herewith.

(15) Not Applicable

(16) Powers of Attorney are filed herewith.

(17) Form of proxy card is filed herewith.


                                    Part C-1

----------
All exhibits filed previously are herein incorporated by reference.

(a) Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 16, 1995 (File No. 33-2659).

(b) Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 16, 1996 (File No. 33-2659).

(c) Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 33-2659).

(d) Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 33-2659).

(e) Filed previously with Post-Effective Amendment No. 33 to Registration Statement filed on December 17, 1999 (File No. 33-2659).

(f) Filed previously with Post-Effective Amendment No. 42 to Registration Statement filed on March 1, 2001 (File No. 33-2659).

(g) Filed previously with Post-Effective Amendment No. 43 to Registration Statement filed on December 17, 2001 (File No. 33-2659).

(h) Filed previously with Post-Effective Amendment No. 49 to Registration Statement filed on September 12, 2002 (File No. 33-2659).

(i) Filed previously with Post-Effective Amendment No. 50 to Registration Statement filed on November 12, 2002 (File No. 33-2659).

(j) Filed previously with Post-Effective Amendment No. 51 to Registration Statement filed on December 13, 2002 (File No. 33-2659).

(k) Filed previously with Post-Effective Amendment No. 56 to Registration Statement filed on March 1, 2004 (File No. 33-2659).

(l) Filed previously with Post-Effective Amendment No. 67 to Registration Statement filed on February 25, 2005 (File No. 33-2659).

(m) Filed previously with Post-Effective Amendment No. 69 to Registration Statement filed on May 27, 2005 (File No. 33-2659). Where is this in the list of exhibits?

(n)  See Appendix A to the Proxy Statement/Prospectus.

Item 17. Undertakings

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.


                                    Part C-2

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and State of Florida on the 4th day of August, 2006.

                                       TRANSAMERICA IDEX MUTUAL FUNDS


                                       By: /s/ John K. Carter
                                           -------------------------------------
                                           John K. Carter
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 4th day of August, 2006.

                                       TRANSAMERICA IDEX MUTUAL FUNDS


/s/ Peter R. Brown                     By: /s/ John K. Carter
------------------------------------       -------------------------------------
Peter R. Brown                             John K. Carter, President,
Chairman of the Board and Trustee          Chief Executive Officer,
                                           General Counsel and Secretary, and as
                                           Attorney-In-Fact for the Trustees
                                           whose names appear opposite


/s/ Robert L. Anderson                     /s/ Glenn E. Brightman
------------------------------------       -------------------------------------
Robert L. Anderson, Ph.D.                  Glenn E. Brightman, Senior Vice
Trustee                                    President and Principal Financial
                                           Officer


/s/ Daniel Calabria
------------------------------------
Daniel Calabria
Trustee


/s/ Charles C. Harris
------------------------------------
Charles C. Harris
Trustee


/s/ Jack E. Zimmerman
------------------------------------
Jack E. Zimmerman
Trustee


/s/ Janice B. Case
------------------------------------
Janice B. Case
Trustee


/s/ Norm R. Nielsen
------------------------------------
Norm R. Nielsen
Trustee


/s/ Russell A. Kimball, Jr.
------------------------------------
Russell A Kimball, Jr.
Trustee


/s/ Leo J. Hill
------------------------------------
Leo J. Hill
Trustee


/s/ Brian C. Scott
------------------------------------
Brian C. Scott
Trustee


/s/ William W. Short, Jr.
------------------------------------
William W. Short, Jr.
Trustee


/s/ John W. Waechter
------------------------------------
John W. Waechter
Trustee

                                  EXHIBIT INDEX

(7)(e) Amended and Restated Plan for Multiple Classes of Shares.

(11) Opinion and Consent of Counsel is filed herewith.

(14) Consent of Independent Registered Certified Public Accounting Firm is filed herewith.

(16) Powers of Attorney are filed herewith.

(17) Form of proxy card is filed herewith.